EXHIBIT 4.3
                                 EXECUTION COPY




                        GMACM HOME LOAN TRUST 2001-HLTV1,


                                     Issuer,


                                       and


                              THE BANK OF NEW YORK,


                                Indenture Trustee

                            ------------------------


                                    INDENTURE

                            ------------------------


                          Dated as of January 30, 2001


                        GMACM HOME LOAN-BACKED TERM NOTES




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                                Table of Contents

                                                                                          Page


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ARTICLE I         Definitions...............................................................2

        Section 1.01 Definitions............................................................2

        Section 1.02 Incorporation by Reference of Trust Indenture Act......................2

        Section 1.03 Rules of Construction..................................................2

ARTICLE II        Original Issuance of Notes................................................3

        Section 2.01 Form...................................................................3

        Section 2.02 Execution, Authentication and Delivery.................................3

ARTICLE III       Covenants.................................................................4

        Section 3.01 Collection of Payments with Respect to the Home Loans..................4

        Section 3.02 Maintenance of Office or Agency........................................4

        Section 3.03 Money for Payments to Be Held in Trust; Paying Agent...................4

        Section 3.04 Existence..............................................................6

        Section 3.05 Priority of Distributions..............................................6

        Section 3.06 Protection of Trust Estate.............................................8

        Section 3.07 Opinions as to Trust Estate............................................9

        Section 3.08 Performance of Obligations; Servicing Agreement.......................10

        Section 3.09 Negative Covenants....................................................10

        Section 3.10 Annual Statement as to Compliance.....................................11

        Section 3.11 Recordation of Assignments............................................11

        Section 3.12 Representations and Warranties Concerning the Home Loans..............11

        Section 3.13 Assignee of Record of the Home Loans..................................11

        Section 3.14 Servicer as Agent and Bailee of the Indenture Trustee.................12

        Section 3.15 Investment Company Act................................................12

        Section 3.16 Issuer May Consolidate, etc...........................................12

        Section 3.17 Successor or Transferee...............................................14

        Section 3.18 No Other Business.....................................................14

        Section 3.19 No Borrowing..........................................................14

        Section 3.20 Guarantees, Loans, Advances and Other Liabilities.....................14

        Section 3.21 Capital Expenditures..................................................14

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        Section 3.22 Owner Trustee Not Liable for Certificates or Related Documents........14

        Section 3.23 Restricted Payments...................................................15

        Section 3.24 Notice of Events of Default...........................................15

        Section 3.25 Further Instruments and Acts..........................................15

        Section 3.26 Statements to Noteholders.............................................15

        Section 3.27 Determination of Note Rate............................................16

        Section 3.28 Payments under the Policy.............................................16

        Section 3.29 Replacement Enhancement...............................................16

        Section 3.30 Payments under the Limited Reimbursement Agreemen.....................17

ARTICLE IV        The Notes; Satisfaction and Discharge of Indenture.......................17

        Section 4.01 The Notes;............................................................17

        Section 4.02 Registration of and Limitations on Transfer and Exchange of Notes;

               Appointment of Certificate Registrar........................................18

        Section 4.03 Mutilated, Destroyed, Lost or Stolen Notes............................19

        Section 4.04 Persons Deemed Owners.................................................20

        Section 4.05 Cancellation..........................................................20

        Section 4.06 Book-Entry Notes......................................................20

        Section 4.07 Notices to Depository.................................................21

        Section 4.08 Definitive Notes......................................................21

        Section 4.09 Tax Treatment.........................................................21

        Section 4.10 Satisfaction and Discharge of Indenture...............................22

        Section 4.11 Application of Trust Money............................................23

        Section 4.12 Subrogation and Cooperation...........................................23

        Section 4.13 Repayment of Monies Held by Paying Agent..............................24

        Section 4.14 Temporary Notes.......................................................24

ARTICLE V         Default And Remedies.....................................................24

        Section 5.01 Events of Default.....................................................24

        Section 5.02 Acceleration of Maturity; Rescission and Annulment....................25

        Section 5.03 Collection of Indebtedness and Suits for Enforcement by

               Indenture Trustee...........................................................25

        Section 5.04 Remedies; Priorities..................................................28

        Section 5.05 Optional Preservation of the Trust Estate.............................29

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        Section 5.06 Limitation of Suits...................................................30

        Section 5.07 Unconditional Rights of Noteholders to Receive Principal and
               Interest....................................................................30

        Section 5.08 Restoration of Rights and Remedies....................................31

        Section 5.09 Rights and Remedies Cumulative........................................31

        Section 5.10 Delay or Omission Not a Waiver........................................31

        Section 5.11 Control by Credit Enhancer or Noteholders.............................31

        Section 5.12 Waiver of Past Defaults...............................................32

        Section 5.13 Undertaking for Costs.................................................32

        Section 5.14 Waiver of Stay or Extension Laws......................................32

        Section 5.15 Sale of Trust Estate..................................................33

        Section 5.16 Action on Notes.......................................................35

        Section 5.17 Performance and Enforcement of Certain Obligations....................35

ARTICLE VI        The Indenture Trustee....................................................35

        Section 6.01 Duties of Indenture Trustee...........................................35

        Section 6.02 Rights of Indenture Trustee...........................................37

        Section 6.03 Individual Rights of Indenture Trustee................................38

        Section 6.04 Indenture Trustee's Disclaimer........................................39

        Section 6.05 Notice of Event of Default............................................39

        Section 6.06 Reports by Indenture Trustee to Noteholders...........................39

        Section 6.07 Compensation and Indemnity............................................39

        Section 6.08 Replacement of Indenture Trustee......................................40

        Section 6.09 Successor Indenture Trustee by Merger.................................41

        Section 6.10 Appointment of Co-Indenture Trustee or Separate Indenture Trustee.....41

        Section 6.11 Eligibility; Disqualification.........................................42

        Section 6.12 Preferential Collection of Claims Against Issuer......................43

        Section 6.13 Representations and Warranties........................................43

        Section 6.14 Directions to Indenture Trustee.......................................43

        Section 6.15 Indenture Trustee May Own Securities..................................44

ARTICLE VII       Noteholders' Lists and Reports...........................................44

        Section 7.01 Issuer to Furnish Indenture Trustee Names and Addresses of
               Noteholders.................................................................44

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        Section 7.02 Preservation of Information; Communications to Noteholders............44

        Section 7.03 Reports by Issuer.....................................................44

        Section 7.04 Reports by Indenture Trustee..........................................45

ARTICLE VIII      Accounts, Disbursements and Releases.....................................45

        Section 8.01 Collection of Money...................................................45

        Section 8.02 Trust Accounts........................................................46

        Section 8.03 Officer's Certificate.................................................46

        Section 8.04 Termination Upon Distribution to Noteholders..........................46

        Section 8.05 Release of Trust Estate...............................................47

        Section 8.06 Surrender of Notes Upon Final Payment.................................47

ARTICLE IX        Supplemental Indentures..................................................47

        Section 9.01 Supplemental Indentures Without Consent of Noteholders................47

        Section 9.02 Supplemental Indentures With Consent of Noteholders...................49

        Section 9.03 Execution of Supplemental Indentures..................................50

        Section 9.04 Effect of Supplemental Indenture......................................50

        Section 9.05 Conformity with Trust Indenture Act...................................51

        Section 9.06 Reference in Notes to Supplemental Indentures.........................51

ARTICLE X         Miscellaneous............................................................51

        Section 10.01 Compliance Certificates and Opinions, etc............................51

        Section 10.02 Form of Documents Delivered to Indenture Trustee.....................53

        Section 10.03 Acts of Noteholders..................................................54

        Section 10.04 Notices, etc., to Indenture Trustee, Issuer, Credit Enhancer

               and Rating Agencies.........................................................54

        Section 10.05 Notices to Noteholders; Waiver.......................................55

        Section 10.06 Alternate Payment and Notice Provisions..............................56

        Section 10.07 Conflict with Trust Indenture Act....................................56

        Section 10.08 Effect of Headings...................................................56

        Section 10.09 Successors and Assigns...............................................56

        Section 10.10 Severability.........................................................56

        Section 10.11 Benefits of Indenture................................................56

        Section 10.12 Legal Holidays.......................................................56

        Section 10.13 GOVERNING LAW........................................................57

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        Section 10.14 Counterparts.........................................................57

        Section 10.15 Recording of Indenture...............................................57

        Section 10.16 Issuer Obligation....................................................57

        Section 10.17 No Petition..........................................................57

        Section 10.18 Inspection...........................................................57


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                                    EXHIBITS

Exhibit A      -      Form of Notes
Appendix A     -      Definitions

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        This Indenture, dated as of January 30, 2001, is between GMACM Home Loan
Trust 2001-HLTV1, a Delaware business trust, as issuer (the "Issuer"), and The Bank of New York, a New York banking corporation, as indenture trustee (the "Indenture Trustee").


                                   WITNESSETH:

        Each party hereto agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Noteholders of the Issuer's Series 2001-HLTV1 GMACM Home Loan-Backed Term Notes (the "Notes").


                                GRANTING CLAUSE:

        The Issuer hereby Grants to the Indenture Trustee on the Closing Date, as trustee for the benefit of the Noteholders and the Credit Enhancer, all of the Issuer's right, title and interest in and to all accounts, chattel paper, general intangibles, contract rights, certificates of deposit, deposit accounts, instruments, documents, letters of credit, money, advices of credit, investment property, goods and other property consisting of, arising under or related to whether now existing or hereafter created in any of the following: (a) the Initial Home Loans and any Subsequent Home Loans, and all monies due or to become due thereunder; (b) the Note Payment Account, and all funds on deposit or credited thereto from time to time and all proceeds thereof; (c) the Capitalized Interest Account, and all funds on deposit or credited thereto from time to time (other than any income thereon), and the Pre-Funding Account, and all funds on deposit or credited thereto from time to time; (d) the Policy; and (e) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in respect of, any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Trust Estate" or the "Collateral").

        The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

        The foregoing Grant shall inure to the benefit of the Credit Enhancer in respect of draws made on the Policy and amounts owing from time to time pursuant to the Insurance Agreement (regardless of whether such amounts relate to the Notes or the Certificates), and such Grant shall continue in full force and effect for the benefit of the Credit Enhancer until all such amounts owing to it have been repaid in full.


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        The  Indenture  Trustee,  as  trustee  on  behalf  of  the  Noteholders, acknowledges such Grant, accepts the trust under this Indenture in accordance with the provisions hereof and agrees to perform its duties as Indenture Trustee as required herein.

ARTICLE I

                                   Definitions

Section 1.01 Definitions. For all purposes of this Indenture, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions attached hereto as Appendix A, which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

Section 1.02 Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the Trust Indenture Act (the "TIA"), such provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

               "Commission" means the Securities and Exchange Commission.

               "indenture securities" means the Notes.

               "indenture security holder" means a Noteholder.

               "indenture to be qualified" means this Indenture.

     "indenture trustee" or "institutional trustee" means the Indenture Trustee.

     "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

               All other TIA terms used in this Indenture that are defined by TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

Section 1.03   Rules of Construction. Unless the context otherwise requires:

(a)     a term has the meaning assigned to it;

(b) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

(c)     "or" includes "and/or";

(d)     "including" means "including without limitation";


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(e) words in the singular include the plural and words in the plural include the singular;

(f)     the term "proceeds" has the meaning ascribed thereto in the UCC; and

(g) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

ARTICLE II

                           Original Issuance of Notes

Section 2.01 Form. The Notes, together with the Indenture Trustee's certificate of authentication, shall be in substantially the form set forth in Exhibit A, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing the Notes, as evidenced by their execution thereof. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of such Note.

        The Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods, all as determined by the Authorized Officers executing such Notes, as evidenced by their execution of such Notes.

        The terms of the Notes set forth in Exhibit A are part of the terms of this Indenture.

Section 2.02 Execution, Authentication and Delivery. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

        Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

        The Indenture Trustee shall upon Issuer Request authenticate and deliver Notes for original issue in an aggregate initial principal amount of $300,000,000. The Class A-I-1 Notes, Class A-I-2 Notes, Class A-I-3 Notes, Class A-I-4 Notes, Class A-I-5 Notes, Class A-I-6 Notes, Class A-I-7 Notes and Class A-II Notes shall have initial principal amounts of $57,166,000, $26,379,000, $41,965,000, $17,163,000, $30,678,000, $42,404,000, $59,245,000 and $25,000,000,
respectively.


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        Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes, and the Notes shall be issuable in minimum denominations of $25,000 and integral multiples of $1,000 in excess thereof.

        No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

                                  ARTICLE III

                                    Covenants

Section 3.01 Collection of Payments with Respect to the Home Loans. The Indenture Trustee shall establish and maintain with itself the Note Payment Account in which the Indenture Trustee shall, subject to the terms of this paragraph, deposit, on the same day as it is received from the Servicer, each remittance received by the Indenture Trustee with respect to the Home Loans. The Indenture Trustee shall make all payments of principal of and interest on the Notes, subject to Section 3.03 as provided in Section 3.05 herein from monies on deposit in the Note Payment Account.

Section 3.02 Maintenance of Office or Agency. The Issuer will maintain in the City of New York, an office or agency where, subject to satisfaction of conditions set forth herein, Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

Section 3.03 Money for Payments to Be Held in Trust; Paying Agent. As provided in Section 3.01, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Note Payment Account pursuant to Section 3.01 shall be made on behalf of the Issuer by the Indenture Trustee or by the Paying Agent, and no amounts so withdrawn from the Note Payment Account for payments of Notes shall be paid over to the Issuer except as provided in this Section 3.03. The Issuer hereby appoints the Indenture Trustee to act as initial Paying Agent hereunder. The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 3.03, that such Paying Agent will:


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(a) hold all sums held by it for the payment of amounts due with  respect to the
Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

(b) give the Indenture Trustee and the Credit Enhancer written notice of any default by the Issuer of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

(c) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

(d) immediately resign as Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes, if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment;

(e) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

(f) deliver to the Indenture Trustee a copy of the statement to Noteholders prepared with respect to each Payment Date by the Servicer pursuant to Section
4.01 of the Servicing Agreement.

        The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Request direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

        Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for one year after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the Noteholder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee may also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of

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such repayment to Noteholders the Notes which have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Noteholder).

Section 3.04 Existence. The Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Home Loans and each other instrument or agreement included in the Trust Estate.

Section 3.05   Priority of Distributions.

(a) In accordance with Section 3.03(a) of the Servicing Agreement, the priority of distributions on each Payment Date from Principal Collections and Interest Collections in the Note Payment Account, any advances of delinquent principal and/or interest on the Home Loans made by the Servicer in respect of the related Collection Period, any Policy Draw Amount deposited into the Note Payment Account pursuant to Section 3.28(a), any payment under the Limited Reimbursement Agreement deposited therein pursuant to Section 3.30, and any amounts transferred to the Note Payment Account from the Pre-Funding Account and/or the Capitalized Interest Account pursuant to Sections 3.17 and 3.18 of the Servicing Agreement, is as follows:

(i) to pay to the Credit Enhancer, the Premium for the Policy for such Payment Date and any previously unpaid Premiums, with interest thereon as provided in the Insurance Agreement, and to the designee or designees of the Credit Enhancer pursuant to Section 3.30, the amount of any monthly fee for the Limited Reimbursement Agreement, on a pro rata basis and any previously unpaid monthly fees, with interest thereon as provided in the Limited Reimbursement Agreement;

(ii) for payment by the Paying Agent to the Noteholders of each Class of Notes, interest for the related Interest Period at the related Note Rate on the related Note Balance immediately prior to such Payment Date and interest due and unpaid on any Class of Notes for any prior Payment Date;

(iii) for payment by the Paying Agent to the Noteholders, as a distribution of principal on the Notes, the Principal Collection Distribution Amount for such Payment Date, to be allocated to the Notes of each Class as described in Section 3.05(b) below, until the Note Balances thereof have been reduced to zero;

(iv) for payment by the Paying Agent to the Noteholders, as a distribution of principal on the Notes, the Liquidation Loss Distribution Amount for

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        such  Payment  Date,  to be  allocated  to the  Notes  of each  Class as described in Section 3.05(b) below, until the Note Balances thereof have been reduced to zero;

(v) to the Credit Enhancer, to reimburse it for prior draws made on the Policy, with interest thereon as provided in the Insurance Agreement, provided, that no such reimbursement shall be made in respect of amounts that were paid to the Indenture Trustee under the Limited Reimbursement Agreement, or for which the Credit Enhancer is entitled to reimbursement under the Limited Reimbursement Agreement;

(vi) for payment by the Paying Agent to the Noteholders, as a distribution of principal on the Notes, the Overcollateralization Increase Amount for such Payment Date, to be allocated to the Notes of each Class as described in Section 3.05(b) below, until the Note Balances thereof have been reduced to zero;

(vii)to pay to the Credit Enhancer, any other amounts owed to the Credit Enhancer pursuant to the Insurance Agreement;

(viii) to the Indenture Trustee, any amounts owing to the Indenture Trustee pursuant to Section 6.07 to the extent remaining unpaid; and

(ix) any remaining amount, to the Distribution Account, for distribution to the Certificateholders by the Certificate Paying Agent;

provided, that in the event that on a Payment Date a Credit Enhancer Default shall have occurred and be continuing, then the priorities of distributions described above will be adjusted such that payments of any amounts to be paid to the Credit Enhancer will not be paid until the full amount of interest and principal in accordance with clauses (ii) through (iv) above that are due and required to be paid by the Credit Enhancer on the Notes on such Payment Date have been paid and provided, further, that on the Final Payment Date, the amount to be paid pursuant to clause (iii) above shall be equal to the Note Balance immediately prior to such Payment Date. For purposes of the foregoing, required payments of principal on the Notes on each Payment Date will include the portion allocable to the Notes of all Liquidation Loss Amounts for such Payment Date and for all previous Collection Periods until paid or covered in full, to the extent not otherwise covered by a Liquidation Loss Distribution Amount or a draw on the Policy (up to the outstanding Note Balance).

        On each Payment Date, the Paying Agent shall apply, from amounts on deposit in the Note Payment Account, and in accordance with the Servicing
Certificate, the amounts set forth above in the order of priority set forth above.

        Amounts paid to Noteholders shall be paid in respect of the Notes in accordance with the applicable percentage as set forth in paragraph (c) below. Interest on the Class A-I-1 Notes will be computed on the basis of the actual number of days in each Interest Period and a 360-day year. Interest on the Class A-I-2 Notes, the Class A-I-3 Notes, the Class A-I-4 Notes, the Class A-I-5 Notes, the Class A-I-6 Notes, the Class A-I-7 Notes and the Class A-II Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months. Any installment of interest or principal payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Noteholder of record thereof on the immediately preceding Record Date by wire transfer to an account specified in writing by such Noteholder reasonably satisfactory to the Indenture Trustee, or by check or money order mailed to such Noteholder at such Noteholder's address appearing in the Note Register, the amount required to be distributed to such Noteholder on such Payment Date pursuant to such Noteholder's Notes; provided, that the Indenture Trustee shall not pay to any such Noteholder any amounts required to be withheld from a payment to such Noteholder by the Code.

(b) On each Payment Date, distributions of principal to the Noteholders pursuant to clauses 3.05(a)(iii), (iv) and (vi) above, shall be allocated to the Class A-I Notes in the aggregate and (ii) the Class A-II Notes, in each case in proportion to the percentage of the Principal Collections derived from the related Loan Group with respect to such Payment Date, until the Note Balances of the Class A-I Notes or the Class A-II Notes have reduced to zero. After either the Class A-I Notes in the aggregate or the Class A-II Notes are reduced to zero, all principal payments will be distributed to the remaining Class or Classes of Notes until the Note Balances thereof have been reduced to zero, in accordance with the following paragraph.

               Any payments of principal allocable to the Class A-I Notes shall be paid to the Class A-I-1 Notes, the Class A-I-2 Notes, the Class A-I-3 Notes, the Class A-I-4 Notes, the Class A-I-5 Notes, the Class A-I-6 Notes and the Class A-I-7 Notes, in that order, in each case until the outstanding Note Balances thereof have been reduced to zero.

(c) Principal of each Note shall be due and payable in full on the Final Payment Date as provided in the applicable form of Note set forth in Exhibit A. All principal payments on the Notes of each Class shall be made in accordance with the priorities set forth in paragraphs (a) and (b) above to the Noteholders entitled thereto in accordance with the related Percentage Interests represented thereby. Upon written notice to the Indenture Trustee by the Issuer, the Indenture Trustee shall notify the Person in the name of which a Note is registered at the close of business on the Record Date preceding the Final Payment Date or other final Payment Date, as applicable. Such notice shall be mailed or faxed no later than five Business Days prior to the Final Payment Date or such other final Payment Date and, unless such Note is then a Book-Entry Note, shall specify that payment of the principal amount and any interest due with respect to such Note at the Final Payment Date or such other final Payment Date will be payable only upon presentation and surrender of such Note, and shall specify the place where such Note may be presented and surrendered for such final payment.

(d) On each Payment Date, the Overcollateralization Amount available to cover any Liquidation Loss Amounts on such Payment Date shall be deemed to be reduced by an amount equal to such Liquidation Loss Amounts (except to the extent that such Liquidation Loss Amounts were covered on such Payment Date by a Liquidation Loss Distribution Amount).

Section 3.06   Protection of Trust Estate.

(a) The Issuer shall from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

(i) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

(ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

(iii)   cause the Trust to enforce any of the Home Loans; or

(iv) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee and the Noteholders in such Trust Estate against the claims of all persons and parties.

(b) Except as otherwise provided in this Indenture, the Indenture Trustee shall not remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the date of the most recent Opinion of Counsel delivered pursuant to Section 3.07 (or from the jurisdiction in which it was held as described in the Opinion of Counsel delivered at the Closing Date pursuant to
Section  3.07(a),  if no Opinion of Counsel has yet been  delivered  pursuant to
Section 3.07(b)) unless the Trustee shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

        The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required to be executed pursuant to this Section 3.06.

Section 3.07   Opinions as to Trust Estate.

        On the Closing Date, the Issuer shall furnish to the Indenture Trustee and the Owner Trustee an Opinion of Counsel at the expense of the Issuer stating that, upon delivery of the Mortgage Notes relating to the Initial Home Loans to the Indenture Trustee or the Custodian in the State of Pennsylvania, the Indenture Trustee will have a perfected, first priority security interest in such Home Loans.

        On or before December 31st in each calendar year, beginning in 2001, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel at the expense of the Issuer either stating that, in the opinion of such counsel, no further action is necessary to maintain a perfected, first priority security interest in the Home Loans until December 31 in the following calendar year or, if any such action is required to maintain such security interest in the Home

Loans, such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the security interest in the Home Loans until December 31 in the following calendar year.

Section 3.08   Performance of Obligations; Servicing Agreement.

(a) The Issuer shall punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate.

(b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer.

(c) The Issuer shall not take any action or permit any action to be taken by others that would release any Person from any of such Person's covenants or obligations under any of the documents relating to the Home Loans or under any instrument included in the Trust Estate, or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the documents relating to the Home Loans or any such instrument, except such actions as the Servicer is expressly permitted to take in the Servicing Agreement.

(d) The Issuer may retain an administrator and may enter into contracts with other Persons for the performance of the Issuer's obligations hereunder, and performance of such obligations by such Persons shall be deemed to be performance of such obligations by the Issuer.

Section 3.09 Negative Covenants. So long as any Notes are Outstanding, the Issuer shall not:

(a) except as expressly permitted by this Indenture, sell, transfer, exchange or otherwise dispose of the Trust Estate, unless directed to do so by the Indenture Trustee pursuant to Section 5.04 hereof;

(b) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

(c) (i) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (ii) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this

Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof or (iii) permit the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate; or

(d) impair or cause to be impaired the Issuer's interest in the Home Loans, the Purchase Agreement or in any other Basic Document, if any such action would materially and adversely affect the interests of the Noteholders or the Credit Enhancer.

Section 3.10 Annual Statement as to Compliance. The Issuer shall deliver to the Indenture Trustee, within 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year ending on December 31, 2001), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

(a) a review of the activities of the Issuer during such year and of its performance under this Indenture and the Trust Agreement has been made under such Authorized Officer's supervision; and

(b) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture and the provisions of the Trust Agreement throughout such year, or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

Section 3.11 Recordation of Assignments. The Issuer shall enforce the obligation of the Sellers under the Purchase Agreement to submit or cause to be submitted for recordation all Assignments of Mortgages within 60 days of receipt of recording information by the Servicer.

Section 3.12 Representations and Warranties Concerning the Home Loans. The Indenture Trustee, as pledgee of the Home Loans, shall have the benefit of the representations and warranties made by GMACM in Section 3.1(a) and Section 3.1(b) of the Purchase Agreement and the benefit of the representations and warranties made by WG Trust in Section 3.1(c) of the Purchase Agreement, concerning the Home Loans and the right to enforce the remedies against GMACM or WG Trust provided in such Section 3.1(a), Section 3.1(b) or Section 3.1(c), as applicable, to the same extent as though such representations and warranties were made directly to the Indenture Trustee.

Section 3.13 Assignee of Record of the Home Loans. As pledgee of the Home Loans, the Indenture Trustee shall hold title to the Home Loans by being named as payee in the endorsements of the Mortgage Notes and assignee in the Assignments of Mortgage to be delivered under Section 2.1 of the Purchase Agreement. Except as expressly provided in the Purchase Agreement or in the Servicing Agreement with respect to any specific Home Loan, the Indenture Trustee shall not execute any endorsement or assignment or otherwise release or transfer such title to any of the Home Loans until such time as the remaining Trust Estate may be released pursuant to Section 8.05(b). The Indenture Trustee's holding of such title shall in all respects be subject to its fiduciary obligations to the Noteholders hereunder.

Section 3.14 Servicer as Agent and Bailee of the Indenture Trustee. Solely for purposes of perfection under Section 9-305 of the UCC or other similar applicable law, rule or regulation of the state in which such property is held by the Servicer, the Issuer and the Indenture Trustee hereby acknowledge that the Servicer is acting as agent and bailee of the Indenture Trustee in holding amounts on deposit in the Custodial Account pursuant to Section 3.02 of the Servicing Agreement that are allocable to the Home Loans, as well as the agent and bailee of the Indenture Trustee in holding any Related Documents released to the Servicer pursuant to Section 3.06(c) of the Servicing Agreement, and any other items constituting a part of the Trust Estate which from time to time come into the possession of the Servicer. It is intended that, by the Servicer's acceptance of such agency pursuant to Section 3.02 of the Servicing Agreement, the Indenture Trustee, as a pledgee of the Home Loans, will be deemed to have possession of such Related Documents, such monies and such other items for purposes of Section 9-305 of the UCC of the state in which such property is held by the Servicer.

Section 3.15 Investment Company Act. The Issuer shall not become an "investment company" or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (or any successor or amendatory statute), and the rules and regulations thereunder (taking into account not only the general definition of the term "investment company" but also any available exceptions to such general definition); provided, however, that the Issuer shall be in compliance with this Section 3.15 if it shall have obtained an order exempting it from regulation as an "investment company" so long as it is in compliance with the conditions imposed in such order.

Section 3.16   Issuer May Consolidate, etc.

(a) The Issuer shall not consolidate or merge with or into any other Person, unless:

(i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any state or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form reasonably satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and to the Certificate Paying Agent, on behalf of the Certificateholders and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

(ii) immediately after giving effect to such transaction, no Event of Default shall have occurred and be continuing;

(iii) the Credit Enhancer shall have consented thereto and each Rating Agency shall have notified the Issuer that such transaction will not cause a Rating Event, without taking into account the Policy;

(iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee and the Credit Enhancer) to the effect that such transaction will not have any material adverse tax consequence to the Issuer, any Noteholder or any Certificateholder;

(v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

(vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this
        Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

(b) The Issuer shall not convey or transfer any of its properties or assets, including those included in the Trust Estate, to any Person, unless:

(i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any state, (B) expressly assumes, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agrees by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Noteholders of the Notes,
     (D) unless otherwise provided in such supplemental indenture, expressly agrees to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agrees by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

(ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

(iii) the Credit Enhancer shall have consented thereto, and each Rating Agency shall have notified the Issuer that such transaction will not cause a Rating Event, if determined without regard to the Policy;

(iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Issuer or any Noteholder;

(v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

(vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

Section 3.17   Successor or Transferee.

(a) Upon any consolidation or merger of the Issuer in accordance with Section 3.16(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

(b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.16(b), the Issuer shall be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee of such conveyance or transfer.

Section 3.18 No Other Business. The Issuer shall not engage in any business other than financing, purchasing, owning and selling and managing the Home Loans and the issuance of the Notes and Certificates in the manner contemplated by this Indenture and the Basic Documents and all activities incidental thereto.

Section 3.19 No Borrowing. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes.

Section 3.20 Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by this Indenture or the other Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

Section 3.21 Capital Expenditures. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

Section 3.22 Owner Trustee Not Liable for Certificates or Related Documents. The recitals contained herein shall be taken as the statements of the Issuer, and the Owner Trustee and the Indenture Trustee assume no responsibility for the correctness of the recitals contained herein. The Owner Trustee and the

Indenture Trustee make no representations as to the validity or sufficiency of this Indenture or any other Basic Document, of the Certificates (other than the signatures of the Owner Trustee or the Indenture Trustee on the Certificates) or the Notes, or of any Related Documents. The Owner Trustee and the Indenture Trustee shall at no time have any responsibility or liability with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to Certificateholders under the Trust Agreement or the Noteholders under this Indenture, including, the compliance by the Depositor or the Sellers with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation, or any action of the Certificate Paying Agent, the Certificate Registrar or any other person taken in the name of the Owner Trustee or the Indenture Trustee.

Section 3.23 Restricted Payments.  The Issuer shall not, directly or indirectly,
(i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, (x) distributions to the Owner Trustee and the Certificateholders as contemplated by, and to the extent funds are available for such purpose under, the Trust Agreement and (y) payments to the Servicer pursuant to the terms of the Servicing Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Custodial Account except in accordance with this Indenture and the other Basic Documents.

Section 3.24 Notice of Events of Default. The Issuer shall give the Indenture Trustee, the Credit Enhancer and the Rating Agencies prompt written notice of each Event of Default hereunder and under the Trust Agreement.

Section 3.25 Further Instruments and Acts. Upon request of the Indenture Trustee, the Issuer shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

Section 3.26 Statements to Noteholders. On each Payment Date, each of the Indenture Trustee and the Certificate Registrar shall forward by mail to the Credit Enhancer, the Depositor, the Owner Trustee and each Rating Agency, and shall make available to each Noteholder and each Certificateholder, respectively, the Servicing Certificate provided to the Indenture Trustee by the Servicer relating to such Payment Date and delivered pursuant to Section 4.01 of the Servicing Agreement.

        The Indenture Trustee will make the monthly statement to Securityholders (and, at its option, any additional files containing the same information in an alternative format) available each month to Securityholders and the Credit Enhancer, and other parties to this Indenture via the Indenture Trustee's internet website. The Indenture Trustee's internet website shall initially be located at "www.MBSReporting.com". Assistance in using the website can be

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



obtained by calling Mortgage Backed Securities Administration at (212) 815-2201. Parties that are unable to use the above distribution options are entitled to have a paper copy mailed to them via first class mail by calling Mortgage Backed Securities Administration and indicating such. The Indenture Trustee shall have the right to change the way the statement to Securityholders are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Indenture Trustee shall provide timely and adequate notification to all above parties regarding any such changes.

Section 3.27 Determination of Note Rate. The Indenture Trustee shall determine LIBOR and the applicable Note Rate for each Interest Period as of the second LIBOR Business Day immediately preceding (i) the Closing Date in the case of the first Interest Period for the Class A-I-1 Notes and (ii) the first day of each succeeding Interest Period for the Class A-I-1 Notes, and shall inform the Issuer, the Servicer and the Depositor not later than the Business Day next preceding the first day of each such Interest Period.

Section 3.28 Payments under the Policy.

(a) If the Servicing Certificate specifies a Policy Draw Amount for any Payment Date, the Indenture Trustee shall make a draw on the Policy in an amount, if any, equal to the Policy Draw Amount for such Payment Date, provided, however, that if the Indenture Trustee receives part or all of such draw as a payment pursuant to the Limited Reimbursement Agreement, the Indenture Trustee shall not make a draw on the Policy to the extent of such payment. The Indenture Trustee shall deposit or cause to be deposited such Policy Draw Amount into the Note Payment Account on such Payment Date. For purposes of the foregoing, the amount on deposit in the Note Payment Account and available to be distributed as interest on any Payment Date shall include all amounts on deposit in such account with respect to such Payment Date, other than the Principal Collection Distribution Amount and the Liquidation Loss Distribution Amount (if any) to be distributed on such Payment Date. Notwithstanding the foregoing, if and to the extent a court of competent jurisdiction orders the repayment by the Indenture Trustee to any party to the Limited Reimbursement Agreement of the amount paid by such party to the Indenture Trustee, the Indenture Trustee shall make a draw on the Policy pursuant to the terms hereof as if such counterparty had not made any payment to the Indenture Trustee.

(b) The Indenture Trustee shall submit, if a Policy Draw Amount is specified in any statement to Securityholders prepared pursuant to Section 4.01 of the Servicing Agreement, the Notice of Nonpayment and Demand for Payment of Insured Amounts (in the form attached as Exhibit A to the Policy) to the Credit Enhancer no later than 12:00 noon, New York City time, on the second (2nd) Business Day prior to the applicable Payment Date.

Section 3.29 Replacement Enhancement. The Issuer (or the Servicer on its behalf) may, at its expense, in accordance with and upon satisfaction of the conditions set forth herein, but shall not be required to, obtain a surety bond, letter of credit, guaranty or reserve account as a Permitted Investment for amounts on deposit in the Capitalized Interest Account, or may arrange for any other form of additional credit enhancement; provided, that after prior notice thereto, no Rating Agency shall have informed the Issuer that a Rating Event would occur as

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



a result thereof (without taking the Policy into account); and provided further, that the issuer of any such instrument or facility and the timing and mechanism for drawing on such additional enhancement shall be acceptable to the Indenture Trustee and the Credit Enhancer. It shall be a condition to procurement of any such additional credit enhancement that there be delivered to the Indenture Trustee and the Credit Enhancer (a) an Opinion of Counsel, acceptable in form to the Indenture Trustee and the Credit Enhancer, from counsel to the provider of such additional credit enhancement with respect to the enforceability thereof and such other matters as the Indenture Trustee or the Credit Enhancer may require and (b) an Opinion of Counsel to the effect that the procurement of such additional enhancement would not (i) adversely affect in any material respect the tax status of the Notes or the Certificates or (ii) cause the Issuer to be taxable as an association (or a publicly traded partnership) for federal income tax purposes or to be classified as a taxable mortgage pool within the meaning of Section 7701(i) of the Code.

Section 3.30 Payments under the Limited Reimbursement Agreement. The Indenture Trustee shall deposit any amounts received under the Limited Reimbursement Agreement into the Note Payment Account. Any such amounts shall be distributed on the related Payment Date pursuant to Section 3.05(a). The Indenture Trustee shall make the payments to the designee or designees of the Credit Enhancer under Section 3.05(a)(i) pursuant to written instructions from the Credit Enhancer to the Indenture Trustee.

                                   ARTICLE IV

                      The Notes; Satisfaction and Discharge of Indenture

Section 4.01 The Notes;. The Notes shall be registered in the name of a nominee designated by the Depository. Beneficial Owners will hold interests in the Notes through the book-entry facilities of the Depository in minimum initial Note Balances of $25,000 and integral multiples of $1,000 in excess thereof.

        The Indenture Trustee may for all purposes (including the making of payments due on the Notes) deal with the Depository as the authorized representative of the Beneficial Owners with respect to the Notes for the purposes of exercising the rights of Noteholders hereunder. Except as provided in the next succeeding paragraph of this Section 4.01, the rights of Beneficial Owners with respect to the Notes shall be limited to those established by law and agreements between such Beneficial Owners and the Depository and Depository Participants. Except as provided in Section 4.08, Beneficial Owners shall not be entitled to definitive certificates for the Notes as to which they are the Beneficial Owners. Requests and directions from, and votes of, the Depository as Noteholder of the Notes shall not be deemed inconsistent if they are made with respect to different Beneficial Owners. The Indenture Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Noteholders and give notice to the Depository of such record date. Without the consent of the Issuer and the Indenture Trustee, no Note may be transferred by the Depository except to a successor Depository that agrees to hold such Note for the account of the Beneficial Owners.


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



        In the event the Depository Trust Company resigns or is removed as Depository, the Indenture Trustee, at the request of the Servicer and with the approval of the Issuer, may appoint a successor Depository. If no successor Depository has been appointed within 30 days of the effective date of the Depository's resignation or removal, each Beneficial Owner shall be entitled to certificates representing the Notes it beneficially owns in the manner prescribed in Section 4.08.

        The Notes shall, on original issue, be executed on behalf of the Issuer by the Owner Trustee, not in its individual capacity but solely as Owner Trustee and upon Issuer Order, authenticated by the Note Registrar and delivered by the Indenture Trustee to or upon the order of the Issuer.

Section 4.02 Registration of and Limitations on Transfer and Exchange of Notes; Appointment of Certificate Registrar. The Issuer shall cause to be kept at the Indenture Trustee's Corporate Trust Office a Note Register in which, subject to such reasonable regulations as it may prescribe, the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes as herein provided. The Issuer hereby appoints the Indenture Trustee as the initial Note Registrar.

        Subject to the restrictions and limitations set forth below, upon surrender for registration of transfer of any Note at the Corporate Trust Office, the Issuer shall execute, and the Note Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes in authorized initial Note Balances evidencing the same aggregate Percentage Interests.

        Subject to the foregoing, at the option of the Noteholders, Notes may be exchanged for other Notes of like tenor, in each case in authorized initial Note Balances evidencing the same aggregate Percentage Interests, upon surrender of the Notes to be exchanged at the Corporate Trust Office of the Note Registrar. Whenever any Notes are so surrendered for exchange, the Issuer shall execute and the Note Registrar shall authenticate and deliver the Notes which the Noteholder making the exchange is entitled to receive. Each Note presented or surrendered for registration of transfer or exchange shall (if so required by the Note Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Note Registrar duly executed by, the Noteholder thereof or his attorney duly authorized in writing with such signature guaranteed by a commercial bank or trust company located or having a correspondent located in The City of New York. Notes delivered upon any such transfer or exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Notes surrendered.

        No service charge shall be imposed for any registration of transfer or exchange of Notes, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.


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



        All Notes surrendered for registration of transfer and exchange shall be cancelled by the Note Registrar and delivered to the Indenture Trustee for subsequent destruction without liability on the part of either.

        The Issuer hereby appoints the Indenture Trustee as Certificate Registrar to keep at its Corporate Trust Office a Certificate Register pursuant to Section 3.09 of the Trust Agreement in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges thereof pursuant to
Section 3.05 of the Trust Agreement. The Indenture Trustee hereby accepts such appointment.

        Each purchaser of a Note, by its acceptance of the Note, shall be deemed to have represented that the acquisition of such Note by the purchaser does not constitute or give rise to a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, for which no statutory, regulatory or administrative exemption is available.

Section 4.03  Mutilated,  Destroyed,  Lost or Stolen Notes. If (i) any mutilated
Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and
(ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute, and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same class; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

        Upon the issuance of any replacement Note under this Section 4.03, the Issuer may require the payment by the Noteholder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

        Every replacement Note issued pursuant to this Section 4.03 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the

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




mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

        The provisions of this Section 4.03 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

Section 4.04 Persons Deemed Owners. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Indenture Trustee or any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

Section 4.05 Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 4.05, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Request that they be destroyed or returned to it; provided, however, that such Issuer Request is timely and the Notes have not been previously disposed of by the Indenture Trustee.

Section 4.06 Book-Entry Notes. Each Class of Notes, upon original issuance, shall be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Depository, by, or on behalf of, the Issuer. Such Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Depository, and no Beneficial Owner shall receive a Definitive Note representing such Beneficial Owner's interest in such Note, except as provided in Section 4.08. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Beneficial Owners pursuant to Section 4.08:

(a)     the provisions of this Section 4.06 shall be in full force and effect;

(b) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Depository for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole holder of the Notes, and shall have no obligation to the Beneficial Owners;


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



(c) to the extent that the provisions of this Section 4.06 conflict with any other provisions of this Indenture, the provisions of this Section 4.06 shall control;

(d) the rights of Beneficial Owners shall be exercised only through the Depository and shall be limited to those established by law and agreements between such Owners of Notes and the Depository and/or the Depository Participants. Unless and until Definitive Notes are issued pursuant to Section 4.08, the initial Depository will make book-entry transfers among the Depository Participants and receive and transmit payments of principal of and interest on the Notes to such Depository Participants; and

(e) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Noteholders of Notes evidencing a specified percentage of the Note Balances of the Notes, the Depository shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Beneficial Owners and/or Depository Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

Section 4.07 Notices to Depository. Whenever a notice or other communication to the Noteholders of the Notes is required under this Indenture, unless and until Definitive Notes shall have been issued to Beneficial Owners pursuant to Section 4.08, the Indenture Trustee shall give all such notices and communications specified herein to be given to Noteholders of the Notes to the Depository, and shall have no obligation to the Beneficial Owners.

Section 4.08 Definitive Notes. If (i) the Indenture Trustee determines that the Depository is no longer willing or able to properly discharge its responsibilities with respect to the Notes and, if requested by the Servicer, the Indenture Trustee is unable to locate a qualified successor, (ii) the Indenture Trustee elects to terminate the book-entry system through the Depository, or (iii) after the occurrence of an Event of Default, Beneficial
Owners of Notes representing beneficial interests aggregating at least a majority of the aggregate Note Balance of the Notes advise the Depository in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Beneficial Owners, then the Depository shall notify all Beneficial Owners and the Indenture Trustee of the occurrence of any such event and of the availability of Definitive Notes to Beneficial Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Notes representing the Book-Entry Notes by the Depository (or Percentage Interest of the Book-Entry Notes being transferred pursuant to clause
(iii) above), accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Depository. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions, and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Noteholders of the Definitive Notes as Noteholders.

Section 4.09 Tax Treatment. The Issuer has entered into this Indenture, and the Notes will be issued, with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of its Note (and each Beneficial Owner by its acceptance of an interest in the applicable Book-Entry Note), agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness.

Section 4.10 Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.03, 3.04, 3.06, 3.09, 3.16, 3.18 and 3.19, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section
6.07 and the obligations of the Indenture Trustee under Section 4.11) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when

                      (A)    either

     (1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 4.03 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Indenture Trustee for cancellation; or

(2)  all  Notes  not  theretofore   delivered  to  the  Indenture   Trustee  for
     cancellation

a)      have become due and payable,

b)     will become due and payable at the Final Payment Date within one year, or

c)      have been declared immediately due and payable pursuant to Section 5.02.

        and the Issuer, in the case of a. or b. above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes and Certificates then outstanding not theretofore delivered to the Indenture Trustee for cancellation when due on the Final Payment Date;

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




(3) the Issuer has paid or caused to be paid all other sums payable hereunder and under the Insurance Agreement by the Issuer; and

(4) the Issuer has delivered to the Indenture Trustee and the Credit Enhancer an Officer's Certificate and an Opinion of Counsel, each meeting the applicable requirements of Section 10.01 and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and, if the Opinion of Counsel relates to a deposit made in connection with Section 4.10(A)(2)b. above, such opinion shall further be to the effect that such deposit will not have any material adverse tax consequences to the Issuer, any Noteholders or any Certificateholders.

Section 4.11 Application of Trust Money. All monies deposited with the Indenture Trustee pursuant to Section 4.10 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent or Certificate Paying Agent, as the Indenture Trustee may determine, to the Securityholders of Securities, of all sums due and to become due thereon for principal and interest; but such monies need not be segregated from other funds except to the extent required herein or required by law.

Section 4.12   Subrogation and Cooperation.

(a) The Issuer and the Indenture Trustee acknowledge that (i) to the extent the Credit Enhancer makes payments under the Policy on account of principal of or interest on the Home Loans, the Credit Enhancer will be fully subrogated to the rights the Noteholders to receive such principal of and interest on the Home Loans, and (ii) the Credit Enhancer shall be paid such principal and interest only from the sources and in the manner provided herein and in the Insurance Agreement for the payment of such principal and interest.

        The Indenture Trustee shall cooperate in all respects with any reasonable request by the Credit Enhancer for action to preserve or enforce the Credit Enhancer's rights or interest under this Indenture or the Insurance Agreement, consistent with this Indenture and without limiting the rights of the Noteholders as otherwise set forth in the Indenture, including upon the occurrence and continuance of a default under the Insurance Agreement, a request (which request shall be in writing) to take any one or more of the following actions:

(i) institute Proceedings for the collection of all amounts then payable on the Notes or under this Indenture in respect to the Notes and all amounts payable under the Insurance Agreement and to enforce any judgment obtained and collect from the Issuer monies adjudged due;

(ii) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private Sales (as defined in Section
        5.15 hereof) called and conducted in any manner permitted by law;

(iii)   file or record all assignments that have not previously been recorded;

(iv) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture; and

(v) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Credit Enhancer hereunder.

        Following the payment in full of the Notes, the Credit Enhancer shall continue to have all rights and privileges provided to it under this Section and in all other provisions of this Indenture, until all amounts owing to the Credit Enhancer have been paid in full.

Section 4.13 Repayment of Monies Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Paying Agent (other than the Indenture Trustee) under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.05; and thereupon, such Paying Agent shall be released from all further liability with respect to such monies.

Section 4.14 Temporary Notes. Pending the preparation of any Definitive Notes, the Issuer may execute and upon its written direction, the Indenture Trustee may authenticate and make available for delivery, temporary Notes that are printed, lithographed, typewritten, photocopied or otherwise produced, in any denomination, substantially of the tenor of the Definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

        If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of the Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Indenture Trustee, without charge to the Noteholder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and make available for delivery, in exchange therefor, Definitive Notes of authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, such temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

                                   ARTICLE V

                              Default And Remedies

Section  5.01  Events of  Default.  The Issuer  shall  deliver to the  Indenture
Trustee and the Credit Enhancer, within five days after learning of the occurrence of any event that with the giving of notice and the lapse of time would become an Event of Default under clause (c) of the definition of "Event of Default" written notice in the form of an Officer's Certificate of its status and what action the Issuer is taking or proposes to take with respect thereto.

Section 5.02 Acceleration of Maturity; Rescission and Annulment. If an Event of Default shall occur and be continuing, then and in every such case the Indenture Trustee, acting at the direction of the Credit Enhancer or the Noteholders of Notes representing not less than a majority of the aggregate Note Balance of the Notes, with the written consent of the Credit Enhancer, may declare the Notes to be immediately due and payable by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders); and upon any such declaration, the unpaid principal amount of the Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

        At any time after such declaration of acceleration of maturity with respect to an Event of Default has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter provided in this Article V, the Credit Enhancer or the Noteholders of Notes representing a majority of the aggregate Note Balance of the Notes, with the written consent of the Credit Enhancer, by written notice to the Issuer and the Indenture Trustee, may in writing waive the related Event of Default and rescind and annul such declaration and its consequences if:

(a) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

(i) all payments of principal of and interest on the Notes and all other amounts that would then be due hereunder or upon the Notes if the Event of Default giving rise to such acceleration had not occurred;

(ii) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

(iii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

        No such rescission shall affect any subsequent default or impair any right consequent thereto.

Section 5.03 Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

(a) The Issuer covenants that if default in the payment of (i) any interest on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) the principal of or any installment of the

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




principal of any Note when the same becomes due and payable, the Issuer shall, upon demand of the Indenture Trustee, pay to it, for the benefit of the Noteholders, the entire amount then due and payable on the Notes for principal and interest, with interest on the overdue principal, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

(b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, subject to the provisions of Section 10.17 hereof, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor on the Notes and collect in the manner provided by law out of the property of the Issuer or other obligor on the Notes, wherever situated, the monies adjudged or decreed to be payable.

(c) If an Event of Default shall occur and be continuing, the Indenture Trustee, subject to the provisions of Section 10.17 hereof, may, as more particularly provided in Section 5.04, in its discretion proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

(d) If there shall be pending, relative to the Issuer or any other obligor on the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or if a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or if there shall be any other comparable judicial Proceedings relative to the Issuer or other any other obligor on the Notes, or relative to the creditors or property of the Issuer or such other obligor, then the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise, and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

     (i) to file and prove a claim or claims for the entire amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor
          Indenture Trustee, except as a result of negligence, willful misconduct or bad faith) and of the Noteholders allowed in such Proceedings;


     (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Noteholders in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

     (iii)to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

     (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Noteholders allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, willful misconduct or bad faith.

(e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Noteholder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

(f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Noteholders.

(g) In any Proceedings to which the Indenture Trustee shall be a party (including any Proceedings involving the interpretation of any provision of this Indenture), the Indenture Trustee shall be held to represent all Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

Section 5.04   Remedies; Priorities.

(a) If an Event of Default shall have occurred and be continuing, then the Indenture Trustee, subject to the provisions of Section 10.17 hereof, with the written consent of the Credit Enhancer may, or, at the written direction of the Credit Enhancer, shall, do one or more of the following, in each case subject to
Section 5.05:

(i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, and all amounts payable under the Insurance Agreement, enforce any judgment obtained, and collect from the Issuer and any other obligor on the Notes monies adjudged due;

(ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

(iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Noteholders; and

(iv) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default, unless (A) the Indenture Trustee obtains the consent of the Credit Enhancer, which consent will not be unreasonably withheld, and the Noteholders of 100% of the aggregate Note Balance of the Notes, (B) the proceeds of such sale or liquidation distributable to Noteholders are sufficient to discharge in full all amounts then due and unpaid upon the Notes for principal and interest and to reimburse the Credit Enhancer for any amounts drawn under the Policy and any other amounts due the Credit Enhancer under the Insurance Agreement or (C) the Indenture Trustee determines that the Home Loans will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of the Credit Enhancer, which consent will not be unreasonably withheld, and the Noteholders of 66 2/3% of the aggregate Note Balance of the Notes. In determining such sufficiency or insufficiency with respect to clause (B) and (C) above, the Indenture Trustee may, but need not, obtain and rely, and shall be protected in relying in good faith, upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose. Notwithstanding the foregoing, provided that a Servicing Default shall not have occurred, any Sale (as defined in Section 5.15 hereof) of the Trust Estate shall be made subject to the continued servicing of the Home Loans by the Servicer as provided in the Servicing Agreement. Notwithstanding any sale of the Home Loans pursuant to this
Section 5.04(a), the Indenture Trustee shall, for so long as any principal or accrued interest on the Notes remains unpaid, continue to act as Indenture
Trustee hereunder and to draw amounts payable under the Policy in accordance with its terms of the Policy.

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



(b) If the  Indenture  Trustee  collects any money or property  pursuant to this
Article V, it shall pay out such money or property in the following order:

               FIRST:  to the  Indenture  Trustee for amounts due under  Section
               6.07;

               SECOND:to the Noteholders for amounts due and unpaid on the related Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for interest from amounts available in the Trust Estate for such Noteholders;

               THIRD: to the Noteholders for amounts due and unpaid on the related Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal, from amounts available in the Trust Estate for such Noteholders, until the respective Note Balances of such Notes have been reduced to zero;

               FOURTH:to the payment of all amounts due and owing the Credit Enhancer under the Insurance Agreement;

               FIFTH:  to the  Certificate  Paying  Agent for  amounts due under
               Article VIII of the Trust Agreement; and

               SIXTH: to the payment of the remainder, if any, to the Issuer or any other person legally entitled thereto.

        The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section 5.04. At least 15 days before such record date, the Indenture Trustee shall mail to each Noteholder a notice that states the record date, the payment date and the amount to be paid.

Section 5.05 Optional Preservation of the Trust Estate. If the Notes have been declared due and payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not (but shall at the written direction of the Credit Enhancer), elect to take and maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes and other obligations of the Issuer including payment to the Credit Enhancer, and the Indenture Trustee shall take such desire into account when determining whether or not to take and maintain possession of the Trust Estate. In determining whether to take and maintain possession of the Trust Estate, the Indenture Trustee may, but need not, obtain and rely, and shall be protected in relying in good faith, upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

Section 5.06 Limitation of Suits. No Noteholder shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless and subject to the provisions of Section 10.17 hereof:

(a) such Noteholder shall have previously given written notice to the Indenture Trustee of a continuing Event of Default;

(b) the Noteholders of not less than 25% of the aggregate Note Balance of the Notes shall have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

(c) such Noteholder or Noteholders shall have offered the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred by it in complying with such request;

(d) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute such Proceedings; and

(e) no direction inconsistent with such written request shall have been given to the Indenture Trustee during such 60-day period by the Noteholders of a majority of the aggregate Note Balance of the Notes or by the Credit Enhancer.

        It is understood and intended that no Noteholder shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders or to obtain or to seek to obtain priority or preference over any other Noteholders or to enforce any right under this Indenture, except in the manner herein provided.

        In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Noteholders, each representing less than a majority of the aggregate Note Balance of the Notes, the Indenture Trustee shall act at the direction of the group of Noteholders with the greater Note Balance. In the event that the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Noteholders representing the same Note Balance, then the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

Section 5.07 Unconditional Rights of Noteholders to Receive Principal and Interest. Subject to the provisions of this Indenture, the Noteholder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.

Section 5.08 Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

Section 5.09 Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee, the Credit Enhancer or the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law, in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 5.10 Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee, the Credit Enhancer or any Noteholder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

Section 5.11 Control by Credit Enhancer or Noteholders. The Credit Enhancer (so long as no Credit Enhancer Default exists) or the Noteholders of a majority of the aggregate Note Balance of Notes with the consent of the Credit Enhancer, shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee, provided that:

(a) such direction shall not be in conflict with any rule of law or with this Indenture;

(b) subject to the express terms of Section 5.04, any direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be by the Credit Enhancer (so long as no Credit Enhancer Default exists) or by the Noteholders of Notes representing not less than 100% of the aggregate Note Balance of the Notes with the consent of the Credit Enhancer;

(c) if the conditions set forth in Section 5.05 shall have been satisfied and the Indenture Trustee elects to retain the Trust Estate pursuant to such

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


Section, then any direction to the Indenture Trustee by Noteholders of Notes representing less than 100% of the aggregate Note Balance of the Notes to sell or liquidate the Trust Estate shall be of no force and effect; and

(d) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

Notwithstanding the rights of Noteholders set forth in this Section,  subject to
Section 6.01, the Indenture Trustee need not take any action that it determines (in its sole discretion) might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action, unless the Trustee has received satisfactory indemnity from the Credit Enhancer or a Noteholder.

Section 5.12 Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.02, the Credit Enhancer (so long as no Credit Enhancer Default exists) or the Noteholders of not less than a majority of the aggregate Note Balance of the Notes, with the consent of the Credit Enhancer, may waive any past Event of Default and its consequences, except an Event of Default (a) with respect to payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof that cannot be modified or amended without the consent of the Noteholder of each Note. In the case of any such waiver, the Issuer, the Indenture Trustee and the Noteholders shall be restored to their respective former positions and rights hereunder; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

        Upon any such waiver, any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

Section 5.13 Undertaking for Costs. All parties to this Indenture agree, and each Noteholder by such Noteholder's acceptance of the related Note shall be deemed to have agreed, that any court may in its discretion require, in any Proceeding for the enforcement of any right or remedy under this Indenture, or in any Proceeding against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such Proceeding of an undertaking to pay the costs of such Proceeding, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such Proceeding, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.13 shall not apply to (a) any Proceeding instituted by the Indenture Trustee, (b) any Proceeding instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the aggregate Note Balance of the Notes or (c) any Proceeding instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture.

Section 5.14 Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 5.15   Sale of Trust Estate.

(a) The power to effect any sale or other disposition (a "Sale") of any portion of the Trust Estate pursuant to Section 5.04 is expressly subject to the provisions of Section 5.05 and this Section 5.15. The power to effect any such Sale shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Notes and under this Indenture and under the Insurance Agreement shall have been paid. The Indenture Trustee may from time to time postpone any public Sale by public announcement made at the time and place of such Sale. The Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any Sale.

(b) The Indenture Trustee shall not in any private Sale sell the Trust Estate, or any portion thereof, unless:

(i) the Noteholders of all Notes and the Credit Enhancer direct the Indenture Trustee to make, such Sale,

(ii) the proceeds of such Sale would be not less than the entire amount that would be payable to the Noteholders under the Notes, the Certificateholders under the Certificates and the Credit Enhancer in respect of amounts drawn under the Policy and any other amounts due the Credit Enhancer under the Insurance Agreement, in full payment thereof in accordance with Section 5.02, on the Payment Date next succeeding the date of such Sale, or

(iii)the Indenture Trustee determines, in its sole discretion, that the conditions for retention of the Trust Estate set forth in Section 5.05 cannot be satisfied (in making any such determination, the Indenture Trustee may rely and shall be protected in relying in good faith upon an opinion of an Independent investment banking firm obtained and delivered as provided in Section 5.05), and the Credit Enhancer consents to such Sale (which consent shall not be unreasonably withheld), and the Noteholders of Notes representing at least 66 2/3% of the aggregate Note Balance of the Notes consent to such Sale.

The purchase by the Indenture Trustee of all or any portion of the Trust Estate at a private Sale shall not be deemed a Sale or other disposition thereof for purposes of this Section 5.15(b).

(c) Unless the Noteholders and the Credit Enhancer shall have otherwise consented or directed the Indenture Trustee, at any public Sale of all or any portion of the Trust Estate at which a minimum bid equal to or greater than the

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


amount described in paragraph (ii) of subsection (b) of this Section 5.15 has not been established by the Indenture Trustee and no Person bids an amount equal to or greater than such amount, then the Indenture Trustee shall bid an amount at least $1.00 more than the highest other bid, which bid shall be subject to the provisions of Section 5.15(d)(ii).

(d)     In connection with a Sale of all or any portion of the Trust Estate:

(i) any Noteholder may bid for and, with the consent of the Credit Enhancer, purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Notes or claims for interest thereon in lieu of cash up to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon, and such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Noteholders thereof after being appropriately stamped to show such partial payment;

(ii) the Indenture Trustee may bid for and acquire the property offered for Sale in connection with any Sale thereof and, subject to any requirements of, and to the extent permitted by, applicable law in connection therewith, may purchase all or any portion of the Trust Estate in a private sale. In lieu of paying cash therefor, the Indenture Trustee may make settlement for the purchase price by crediting the gross Sale price against the sum of (A) the amount that would be distributable to the Noteholders and the Certificateholders and amounts owing to the Credit Enhancer as a result of such Sale in accordance with Section 5.04(b) on the Payment Date next succeeding the date of such Sale and (B) the expenses of the Sale and of any Proceedings in connection therewith that are reimbursable to it, without being required to produce the Notes in order to complete any such Sale or in order for the net Sale price to be credited against such Notes, and any property so acquired by the Indenture Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

(iii)   the  Indenture   Trustee  shall  execute  and  deliver  an   appropriate
        instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

(iv) the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and

(v) no purchaser or transferee at such a Sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.


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


Section 5.16 Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.04(b).

Section 5.17   Performance and Enforcement of Certain Obligations.

(a) Promptly following a written request from the Credit Enhancer or the Indenture Trustee (with the written consent of the Credit Enhancer), the Issuer, in its capacity as owner of the Home Loans, shall, with the written consent of the Credit Enhancer, take all such lawful action as the Indenture Trustee may request to cause the Issuer to compel or secure the performance and observance by the Sellers and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Purchase Agreement and the Servicing Agreement, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Purchase
Agreement and the Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, as pledgee of the Home Loans, including the transmission of notices of default on the part of the Sellers or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Sellers or the Servicer of each of their obligations under the Purchase Agreement and the Servicing Agreement.

(b) If an Event of Default shall have occurred and be continuing, the Indenture Trustee, as pledgee of the Home Loans, subject to the rights of the Credit Enhancer under the Servicing Agreement, may, and at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Noteholders of 66 2/3% of the aggregate Note Balance of the Notes, shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Sellers or the Servicer under or in connection with the Purchase Agreement and the Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Sellers or the Servicer, as the case may be, of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Purchase Agreement and the Servicing Agreement, as the case may be, and any right of the Issuer to take such action shall not be suspended. In connection therewith, as determined by the Indenture Trustee, the Issuer shall take all actions necessary to effect the transfer of the Home Loans to the Indenture Trustee.

                                   ARTICLE VI

                              The Indenture Trustee

Section 6.01   Duties of Indenture Trustee.


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


(a) If an Event of Default shall have occurred and be continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

(b)     Except during the continuance of an Event of Default:

(i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

(ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates, reports or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; provided, however, that the Indenture Trustee shall examine the certificates, reports and opinions to determine whether or not they conform to the requirements of this Indenture.

(c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

(i) this paragraph does not limit the effect of paragraph (a) of this Section 6.01;

(ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

(iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.11 or any direction from the Credit Enhancer that the Credit Enhancer is entitled to give under any of the Basic Documents.

(d) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

(e) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Trust Agreement.

(f) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

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


(g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of TIA.

(h) With respect to each Payment Date, on the Business Day following the related Determination Date, the Indenture Trustee shall forward or cause to be forwarded by mail, or other mutually agreed-upon method, to the Credit Enhancer and the Servicer, a statement setting forth, to the extent applicable, during the Pre-Funding Period, the Pre-Funded Amount as of such Payment Date and any transfers of funds in connection therewith.

(i) The Indenture Trustee hereby accepts appointment as Certificate Paying Agent under the Trust Agreement and agrees to be bound by the provisions of the Trust Agreement relating to the Certificate Paying Agent. The Indenture Trustee hereby agrees to be bound by the provisions of Article IX of the Trust Agreement.

(j) The Indenture Trustee shall not be required to take notice or be deemed to have notice or knowledge of any Event of Default (except for an Event of Default specified in clause (a) of the definition thereof) unless a Responsible Officer of the Indenture Trustee shall have received written notice or have actual knowledge thereof. In the absence of receipt of such notice or such knowledge, the Indenture Trustee may conclusively assume that there is no default or Event of Default.

(k) The Indenture Trustee shall have no duty to see to any recording or filing of any financing statement or continuation statement evidencing a security interest or to see to the maintenance of any such recording or filing or to any rerecording or refiling of any thereof.

Section 6.02   Rights of Indenture Trustee.

(a) The Indenture Trustee may rely and shall be protected in acting or refraining from acting in good faith upon any resolution, Officer's Certificate, opinion of counsel, certificate of auditors, or any other certificate, statement, instrument, report, notice, consent or other document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in any such document.

(b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on any such Officer's Certificate or Opinion of Counsel.

(c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

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


(d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

(e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

(f) The Indenture Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, unless it shall be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts.

(g) Prior to the occurrence of an Event of Default hereunder, and after the curing or waiver of all Events of Default that may have occurred, the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Credit Enhancer or Noteholders representing a majority of the aggregate Note Balance; provided, however, that if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture, the Indenture Trustee may require indemnity satisfactory to the Indenture Trustee against such cost, expense or liability as a condition to taking any such action.

(h) The Indenture Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Noteholders or the Credit Enhancer, pursuant to the provisions of this Agreement, unless the Noteholders or the Credit Enhancer shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Indenture Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

Section 6.03 Individual Rights of Indenture Trustee. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.11 and 6.12.

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


Section 6.04 Indenture Trustee's Disclaimer.  The Indenture Trustee shall not be
(i) responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, (ii) accountable for the Issuer's use of the proceeds from the Notes or (iii) responsible for any statement of the Issuer in this Indenture or in any document issued in connection with the sale of the Notes or in the Notes, other than the Indenture Trustee's certificate of authentication thereon.

Section 6.05 Notice of Event of Default. If an Event of Default shall occur and be continuing, and if such Event of Default is known to a Responsible Officer of the Indenture Trustee, then the Indenture Trustee shall give notice thereof to the Credit Enhancer. The Indenture Trustee shall mail to each Noteholder notice of such Event of Default within 90 days after it occurs. Except in the case of an Event of Default with respect to the payment of principal of or interest on any Note, the Indenture Trustee may withhold such notice if and so long as a committee of its Responsible Officers in good faith determines that withholding such notice is in the interests of the Noteholders.

Section 6.06 Reports by Indenture Trustee to Noteholders. The Indenture Trustee shall deliver to each Noteholder such information as may be required to enable such Noteholder to prepare its federal and state income tax returns. In addition, upon Issuer Request, the Indenture Trustee shall promptly furnish such information reasonably requested by the Issuer that is reasonably available to the Indenture Trustee to enable the Issuer to perform its federal and state income tax reporting obligations.

Section 6.07 Compensation and Indemnity. The Indenture Trustee shall be compensated and indemnified by the Servicer in accordance with Section 6.06 of the Servicing Agreement. All amounts owing the Indenture Trustee hereunder in excess of such amount, as well as any amount owed to the Indenture Trustee in accordance with Section 6.06 of the Servicing Agreement, to the extent the Servicer has failed to pay such amount, shall be paid solely as provided in
Section 3.05 hereof (subject to the priorities set forth therein). The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall indemnify the Indenture Trustee against any and all loss, liability or expense (including attorneys' fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder. The Indenture Trustee shall notify the Issuer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer shall not relieve the Issuer of its obligations hereunder. The Issuer shall defend any such claim, and the Indenture Trustee may have separate counsel and the Issuer shall pay the fees and expenses of such counsel. The Issuer is not obligated to reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

        The Issuer's payment obligations to the Indenture Trustee pursuant to this Section 6.07 shall survive the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of an Event of Default specified in clause (c) or (d) of the definition thereof with respect to the Issuer, such expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

Section 6.08 Replacement of Indenture Trustee. No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.08. The Indenture Trustee may resign at any time by so notifying the Issuer and the Credit Enhancer. The Credit Enhancer or the Noteholders of a majority of the aggregate Note Balance of the Notes may remove the Indenture Trustee by so notifying the Indenture Trustee and the Credit Enhancer (if given by such Noteholders) and may appoint a successor Indenture Trustee. Unless a Servicer Default has occurred and is continuing, the appointment of any successor Indenture Trustee shall be subject to the prior written approval of the Servicer. The Issuer shall remove the Indenture Trustee if:

(a)     the Indenture Trustee fails to comply with Section 6.11;

(b)     the Indenture Trustee is adjudged a bankrupt or insolvent;

(c) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

(d) the Indenture Trustee otherwise becomes incapable of fulfilling its duties under the Basic Documents.

        If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of the Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee with the consent of the Credit Enhancer, which consent shall not be unreasonably withheld. In addition, the Indenture Trustee shall resign to avoid being directly or indirectly controlled by the Issuer.

        A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon, the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to the Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

        If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, then the retiring Indenture Trustee, the Issuer or the Noteholders of a majority of aggregate Note Balance of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

        If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

        Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's obligations under Section 6.07 shall continue for the benefit of the retiring Indenture Trustee.

Section 6.09 Successor Indenture Trustee by Merger. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, then the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11. The Indenture Trustee shall provide the Rating Agencies with written notice of any such transaction occurring after the Closing Date.

        If at the time of any such succession by merger, conversion or consolidation, any of the Notes shall have been authenticated but not delivered, then any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated. If at such time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases, such certificates shall have the full force that it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

Section 6.10  Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

(a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at such time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Issuer, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11, and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under
Section 6.08 hereof.

(b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

(ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

(iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

(c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

(d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 6.11 Eligibility; Disqualification. The Indenture Trustee shall at all times satisfy the requirements of TIA ss. 310(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it or its parent shall have a long-term debt rating of A or better by Moody's. The Indenture Trustee shall comply with TIA ss. 310(b), including the optional provision permitted by the second sentence of TIA ss. 310(b)(9); provided, however, that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA ss. 310(b)(1) are met.

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


Section 6.12 Preferential Collection of Claims Against Issuer. The Indenture Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). An Indenture Trustee that has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated.

Section 6.13 Representations and Warranties. The Indenture Trustee hereby represents and warrants that:

(a) The Indenture Trustee is duly organized, validly existing and in good standing under the laws of the State of New York with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted.

(b) The Indenture Trustee has the power and authority to execute and deliver this Indenture and to carry out its terms; and the execution, delivery and performance of this Indenture have been duly authorized by the Indenture Trustee by all necessary corporate action.

(c) The consummation of the transactions contemplated by this Indenture and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of organization or bylaws of the Indenture Trustee or any agreement or other instrument to which the Indenture Trustee is a party or by which it is bound.

(d) To the Indenture Trustee's best knowledge, there are no Proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Indenture Trustee or its properties (A) asserting the invalidity of this Indenture, (B) seeking to prevent the consummation of any of the transactions contemplated by this Indenture or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Indenture Trustee of its obligations under, or the validity or enforceability of, this Indenture.

(e) The Indenture Trustee does not have notice of any adverse claim (as such terms are used in Section 8-302 of the UCC in effect in the State of Delaware) with respect to the Home Loans.

Section 6.14 Directions to Indenture Trustee. The Indenture Trustee is hereby directed:

(a) to accept the pledge of the Home Loans and hold the assets of the Trust in trust for the Noteholders and the Credit Enhancer;

(b) to authenticate and deliver the Notes substantially in the form prescribed by Exhibit A in accordance with the terms of this Indenture; and

(c) to take all other actions as shall be required to be taken by the terms of this Indenture.

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Section 6.15 Indenture Trustee May Own Securities. The Indenture Trustee, in its
individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Indenture Trustee.

                                  ARTICLE VII

                         Noteholders' Lists and Reports

Section 7.01 Issuer to Furnish Indenture Trustee Names and Addresses of Noteholders. The Issuer shall furnish or cause to be furnished to the Indenture Trustee (a) not more than five days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Noteholders as of such Record Date, and (b) at such other times as the Indenture Trustee and the Credit Enhancer may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that for so long as the Indenture Trustee is the Note Registrar, no such list need be furnished.

Section 7.02   Preservation of Information; Communications to Noteholders.

(a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01 and the names and addresses of the Noteholders received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

(b)  Noteholders  may  communicate   pursuant  to  TIA  ss.  312(b)  with  other
Noteholders with respect to their rights under this Indenture or under the Notes.

(c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIAss. 312(c).

Section 7.03   Reports by Issuer.

(a)     The Issuer shall:

(i) file with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

(ii) file with the Indenture Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission,

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


        such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

(iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA ss. 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.03(a) and by rules and regulations prescribed from time to time by the Commission.

(b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

Section 7.04 Reports by Indenture Trustee. If required by TIA ss. 313(a), within 60 days after each January 1, beginning with January 1, 2001, the Indenture Trustee shall make available to each Noteholder as required by TIA ss. 313(c) and to the Credit Enhancer a brief report dated as of such date that complies with TIA ss. 313(a). The Indenture Trustee also shall comply with TIA ss. 313(b).

        A copy of each report at the time of its distribution to Noteholders shall be filed by the Indenture Trustee with the Commission, if required, and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange.

                                  ARTICLE VIII

                      Accounts, Disbursements and Releases

Section 8.01 Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

Section 8.02   Trust Accounts.

(a) On or prior to the Closing Date, the Issuer shall cause the Indenture Trustee to establish and maintain, in the name of the Indenture Trustee, for the

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benefit of the  Noteholders,  the  Certificate  Paying  Agent,  on behalf of the
Certificateholders, and the Credit Enhancer, the Note Payment Account as provided in Section 3.01 of this Indenture.

(b) All monies deposited from time to time in the Note Payment Account pursuant to the Servicing Agreement and all deposits therein pursuant to this Indenture are for the benefit of the Noteholders, the Credit Enhancer and the Certificate Paying Agent, on behalf of the Certificateholders, and all investments made with such monies, including all income or other gain from such investments, are for the benefit of the Servicer as provided in Section 5.01 of the Servicing Agreement.

        On each Payment Date, the Indenture Trustee shall distribute all amounts on deposit in the Note Payment Account to the Noteholders in respect of the Notes and, in its capacity as Certificate Paying Agent, to the Certificateholders from the Distribution Account in the order of priority set forth in Section 3.05 (except as otherwise provided in Section 5.04(b)) and in accordance with the Servicing Certificate.

        The Indenture Trustee shall invest any funds in the Note Payment Account in Permitted Investments selected in writing by the Servicer maturing no later than the Business Day preceding the next succeeding Payment Date (except that any investment in the institution with which the Note Payment Account is maintained may mature on such Payment Date) and shall not be sold or disposed of prior to the maturity. In addition, such Permitted Investments shall not be purchased at a price in excess of par. The Indenture Trustee shall have no liability whatsoever for investment losses on Permitted Investments, if such investments are made in accordance with the provisions of this Indenture.

Section 8.03 Officer's Certificate. The Indenture Trustee shall receive at least seven days' notice when requested by the Issuer to take any action pursuant to
Section 8.05(a), accompanied by copies of any instruments to be executed, and the Indenture Trustee shall also require, as a condition to such action, an Officer's Certificate, in form and substance satisfactory to the Indenture
Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with.

Section 8.04 Termination Upon Distribution to Noteholders. This Indenture and the respective obligations and responsibilities of the Issuer and the Indenture Trustee created hereby shall terminate upon the distribution to the Noteholders, the Certificate Paying Agent on behalf of the Certificateholders and the Indenture Trustee of all amounts required to be distributed pursuant to Article III; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

Section 8.05   Release of Trust Estate.

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(a)  Subject  to the  payment of its fees,  expenses  and  indemnification,  the
Indenture Trustee may, and when required by the provisions of this Indenture or the Servicing Agreement, shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No Person relying upon an instrument executed by the Indenture Trustee as provided in Article VIII hereunder shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent, or see to the application of any monies.

(b) The Indenture Trustee shall, at such time as (i) there are no Notes Outstanding, (ii) all sums due the Indenture Trustee pursuant to this Indenture have been paid and (iii) all sums due the Credit Enhancer have been paid, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture.

(c) The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.05 only upon receipt of an Issuer Request accompanied by an Officers' Certificate and a letter from the Credit Enhancer stating that the Credit Enhancer has no objection to such request from the Issuer.

(d) The Indenture Trustee shall, at the request of the Issuer or the Depositor, surrender the Policy to the Credit Enhancer for cancellation, upon final payment of principal of and interest on the Notes.

Section 8.06 Surrender of Notes Upon Final Payment. By acceptance of any Note, the Noteholder thereof agrees to surrender such Note to the Indenture Trustee promptly, prior to such Noteholder's receipt of the final payment thereon.

                                   ARTICLE IX

                             Supplemental Indentures

Section 9.01   Supplemental Indentures Without Consent of Noteholders.

(a) Without the consent of the Noteholders of any Notes but with prior notice to the Rating Agencies and the Credit Enhancer, the Issuer and the Indenture Trustee, when authorized by an Issuer Request, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

(i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

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


(ii) to evidence the succession, in compliance with the applicable provisions hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

(iii) to add to the covenants of the Issuer, for the benefit of the Noteholders or the Credit Enhancer, or to surrender any right or power herein conferred upon the Issuer;

(iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

(v) to cure any ambiguity, to correct any error or to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture;

(vi) to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided, that such action shall not materially and adversely affect the interests of the Noteholders or the Credit Enhancer (as evidenced by an Opinion of Counsel);

(vii) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI; or

(viii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by TIA;

provided, however, that no such supplemental indenture shall be entered into unless the Indenture Trustee shall have received an Opinion of Counsel to the effect that the execution of such supplemental indenture will not give rise to any material adverse tax consequence to the Noteholders.

        The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

(b) The Issuer and the Indenture Trustee, when authorized by an Issuer Request, may, without the consent of any Noteholder but with prior notice to the Rating Agencies and the Credit Enhancer, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that such action shall not, as evidenced by an Opinion of

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Counsel,  (i)  adversely  affect in any  material  respect the  interests of any
Noteholder or the Credit Enhancer or (ii) cause the Issuer to be subject to an entity level tax.

Section 9.02 Supplemental Indentures With Consent of Noteholders. The Issuer and the Indenture Trustee, when authorized by an Issuer Request, may, with prior notice to the Rating Agencies and with the consent of the Credit Enhancer and the Noteholders of not less than a majority of the Note Balances of each Class of Notes affected thereby, by Act (as defined in Section 10.03 hereof) of such Noteholders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Noteholder of each Note affected thereby:

(a) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof or the Note Rate thereon, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in
Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof;

(b) reduce the percentage of the Note Balances of any Class of the Notes, the consent of the Noteholders of which is required for any such supplemental indenture, or the consent of the Noteholders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

(c) modify or alter the provisions of the proviso to the definition of the term "Outstanding" or modify or alter the exception in the definition of the term "Noteholder";

(d) reduce the percentage of the aggregate Note Balance of the Notes required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.04;

(e) modify any provision of this Section 9.02 except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the other Basic Documents cannot be modified or waived without the consent of the Noteholder of each Note affected thereby;

(f) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation); or

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(g) permit the  creation  of any lien  ranking  prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Noteholder of any Note of the security provided by the lien of this Indenture; and provided further, that such action shall not, as evidenced by an Opinion of Counsel, cause the Issuer to be subject to an entity level tax.

        The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Noteholders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

        It shall not be necessary for any Act (as defined in Section 10.03 hereof) of Noteholders under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

        Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.02, the Indenture Trustee shall mail to the Noteholders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

Section 9.03 Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this
Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive and, subject to Sections 6.01 and 6.02, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

Section 9.04 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

Section 9.05 Conformity with Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article IX

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



shall conform to the requirements of TIA as in effect at the time of such amendment or supplement so long as this Indenture shall then be qualified under TIA.

Section 9.06 Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this
Article IX may, and if required by the Indenture Trustee, shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                                   ARTICLE X

                                  Miscellaneous

Section 10.01  Compliance Certificates and Opinions, etc.

(a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee and to the Credit Enhancer (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

        Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

(i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

(ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with;

(iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with; and

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(v)  if the signer of such certificate or opinion is required to be Independent, the statement required by the definition of the term "Independent".

(b) (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 10.01(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

(ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the aggregate Note Balance of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the aggregate Note Balance of the Notes.

(iii) Whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

(iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than property as contemplated by clause (v) below or securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the aggregate Note Balance of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the aggregate Note Balance of the Notes.

(v) Notwithstanding any provision of this Indenture, the Issuer may, without compliance with the requirements of the other provisions of this Section 10.01, (A) collect upon, sell or otherwise dispose of the Home Loans as and to the extent permitted or required by the Basic Documents or (B) make cash payments out of the Note Payment Account as and to the extent permitted or required by the Basic Documents, so long as the Issuer shall deliver to the Indenture Trustee every six months, commencing June 30, 2001, an Officer's Certificate of the Issuer stating that all the dispositions of Collateral described in clauses (A) or (B) above that occurred during the preceding six calendar months (or such longer period, in the case of the first such Officer's Certificate) were in the ordinary course of the Issuer's business and that the proceeds thereof were applied in accordance with the Basic Documents.

 Section 10.02 Form of Documents Delivered to Indenture Trustee.

        In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

        Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of either Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of either Seller or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

        Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

        Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

Section 10.03  Acts of Noteholders.

(a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this
Section 10.03.

(b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

(c)     The ownership of Notes shall be proved by the Note Register.

(d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Noteholder of any Note shall bind the Noteholder of every
Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

Section 10.04 Notices, etc., to Indenture Trustee, Issuer, Credit Enhancer and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders is to be made upon, given or furnished to or filed with:

(a) the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office with a copy to The Bank of New York, 101 Barclay Street, 12-E, New York, New York 10286, Attention:
GMACM 2001-HLTV1. The Indenture Trustee shall promptly transmit any notice received by it from the Noteholders to the Issuer,

(b) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid to the Issuer addressed to: GMACM Home Loan Trust 2001-HLTV1, in care of the Owner Trustee, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee, or

(c) the Credit Enhancer by the Issuer, the Indenture Trustee or by any Noteholders shall be sufficient for every purpose hereunder to in writing and mailed, first-class postage pre-paid, or personally delivered or telecopied to:
Ambac Assurance  Corporation,  One State Street Plaza, 19th Floor, New York, New

York 10004, Attention: Consumer Asset-Backed Securities Group (GMACM Home Loan Trust 2001-HLTV1), telecopier number (212) 363-1459. The Credit Enhancer shall promptly transmit any notice received by it from the Issuer, the Indenture Trustee or the Noteholders to the Issuer or Indenture Trustee, as the case may be.

        Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested, to (i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007, (ii) in the case of Standard & Poor's, at the following address: Standard & Poor's, 26 Broadway, 15th Floor, New York, New York 10004, Attention: Asset Backed Surveillance Department and (iii) in the case of Fitch, at the following address: Fitch, Inc., One State Street Plaza, New York, New York 10004,
Attention: Residential Mortgage Group; or, as to each of the foregoing Persons, at such other address as shall be designated by written notice to the other foregoing Persons.

Section 10.05 Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at such Person's address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.

        Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

        In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

        Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute an Event of Default.

Section 10.06 Alternate Payment and Notice Provisions. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Noteholder providing for a method of payment, or notice by the Indenture Trustee to such Noteholder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer shall furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee shall cause payments to be made and notices to be given in accordance with such agreements.

Section 10.07 Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of TIA, such required provision shall control.

        The provisions of TIA ss.ss. 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

Section 10.08 Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 10.09 Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

Section 10.10 Severability. In case any provision in this Indenture or in the Notes shall be held invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

Section 10.11 Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, the Credit Enhancer, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture. The Credit Enhancer shall be a third party beneficiary of this Agreement.

Section 10.12 Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

Section 10.13 GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 10.14 Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 10.15 Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which counsel shall be reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

Section 10.16 Issuer Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their respective individual capacities), and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

Section 10.17 No Petition. The Indenture Trustee, by entering into this Indenture, and each Noteholder, by its acceptance of a Note, hereby covenant and agree that they will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the other Basic Documents.

Section 10.18 Inspection. The Issuer agrees that, on reasonable prior notice, it shall permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

        IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                      GMACM HOME LOAN TRUST 2001-HLTV1, as Issuer



                      By:  WILMINGTON TRUST COMPANY, not in its
                           individual capacity but solely as Owner
                           Trustee



                      By:  /s/ Donald G. MacKelcan
                           --------------------------------------
                           Name:  Donald G. MacKelcan
                           Title:    Vice President



                      THE BANK OF NEW YORK, as Indenture Trustee



                      By:   /s/ John Polito
                           --------------------------------------
                           Name:  John Polito
                           Title:    Vice President

THE BANK OF NEW YORK hereby accepts the  appointment as Paying Agent pursuant to
Section 3.03 hereof and as Note Registrar pursuant to Section 4.02 hereof.


By:            /s/ John Polito
        -------------------------------------------
        Name:  John Polito
        Title:    Vice President

Signatures and Seals

STATE OF DELAWARE     )
                      )       ss.:
COUNTY OF NEW CASTLE  )

        On this 24th day of January 2001,  before me personally  appeared Donald
G. MacKelcan, to me known, who being by me duly sworn, did depose and say, that he/she resides at Wilmington, that he/she is the Vice President of Wilmington Trust Company, the Owner Trustee, one of the corporations described in and which executed the above instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like order.

               /s/ Leigh Emmi
--------------------------------------------
               Notary Public

Acknowledgements

STATE OF NEW YORK     )
                      ) ss.:
COUNTY OF WESTCHESTER )

        On this 25th day of January 2001, before me personally appeared John Polito, to me known, who being by me duly sworn, did depose and say, that he/she resides at 101 Barclay Street; that he/she is the Vice President of The Bank of New York, as Indenture Trustee, one of the corporations described in and which executed the above instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like order.

               /s/ Josi Pilfornari
               Notary Public

NOTORIAL SEAL

                                    EXHIBIT A
                                  FORM OF NOTES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLERS, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE OR GMAC MORTGAGE GROUP, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE OTHER BASIC DOCUMENTS.

THE HOLDER OF THIS NOTE IS DEEMED TO HAVE REPRESENTED THAT THE ACQUISITION OF THIS NOTE BY THE HOLDER DOES NOT CONSTITUTE OR GIVE RISE TO A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, FOR WHICH NO STATUTORY, REGULATORY OR ADMINISTRATIVE EXEMPTION IS AVAILABLE.

                               GMACM HOME LOAN TRUST 2001-HLTV1

                        GMACM Home Loan-Backed Term Note, Class A-I-1

Registered                                   Initial Note Balance:
                                             $57,166,000

No. R-1                                      Note Rate:  Variable

                                             CUSIP NO. 36185H CS 0

        GMACM Home Loan Trust 2001-HLTV1, a business trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of fifty-seven million one hundred sixty-six thousand dollars ($57,166,000), payable on each Payment Date in an amount equal to the pro rata portion allocable hereto (based on the Initial Note Balance specified above and the Initial Note Balance of all Class A-I-1 Notes) of the aggregate amount, if any, payable from the Note Payment Account in respect of principal of the Class A-I-1 Notes (the "Notes") pursuant to Section
3.05 of the indenture dated as of January 30, 2001 (the "Indenture"), between the Issuer and The Bank of New York, as indenture trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Payment Date in September 2026, to the extent not previously paid on a prior Payment Date. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Indenture.

        Interest on the Notes will be paid monthly on each Payment Date at the Note Rate for the related Interest Period. The Note Rate for each Interest Period will be a floating rate equal to the lesser of (i) LIBOR plus 0.14% per annum and (ii) 10.00% per annum. LIBOR for each applicable Interest Period will be determined as of the second LIBOR Business Day immediately preceding (i) the Closing Date in the case of the first Interest Period and (ii) the first day of each succeeding Interest Period by the Indenture Trustee as set forth in the Indenture. All determinations of LIBOR by the Indenture Trustee shall, in the absence of manifest error, be conclusive for all purposes, and each holder of this Note, by accepting this Note, agrees to be bound by such determination. Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid (in the case of the first Payment Date, from the Closing Date) to but excluding such Payment Date. Interest will be computed on the basis of the actual number of days in each Interest Period and a year assumed to consist of 360 days. Principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

        Principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

        Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

        Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

        This Note is one of a duly authorized issue of Notes of the Issuer, designated as its GMACM Home Loan-Backed Term Notes, Series 2001-HLTV1 (the "Series 2001-HLTV1 Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders of the Series 2001-HLTV1 Notes. The Series 2001-HLTV1 Notes are subject to all terms of the Indenture.

        The Series 2001-HLTV1 Notes (collectively, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

        This  Note  is  entitled  to  the   benefits  of  an   irrevocable   and
unconditional financial guaranty insurance policy issued by Ambac Assurance Corporation.

        Principal of and interest on this Note will be payable on each Payment Date, commencing on February 26, 2001, as described in the Indenture. "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, then the next succeeding Business Day.

        The entire unpaid principal amount of this Note shall be due and payable in full on the Payment Date in September 2026 pursuant to the Indenture, to the extent not previously paid on a prior Payment Date. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, then the Indenture Trustee, the Credit Enhancer or the Noteholders of Notes representing not less than a majority of the aggregate Note Balance of the Notes, with the consent of the Credit Enhancer, may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Notes shall be made pro rata to the Noteholders of Notes entitled thereto.

        Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the related Noteholder on the preceding Record Date, by wire transfer to an account specified in writing by such Noteholder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or, if no such instructions have been delivered to the Indenture Trustee, by check or money order to such Noteholder mailed to such Noteholder's address as it appears in the Note Register, the amount required to be distributed to such Noteholder on such Payment Date pursuant to such Noteholder's Notes; provided, however, that the Indenture Trustee shall not pay to such Noteholder any amount required to be withheld from a payment to such Noteholder by the Code. Any reduction in the principal amount of this Note (or any one or more predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the address specified in such notice of final payment.

        As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the Corporate Trust Office of the Indenture Trustee, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and thereupon one or more new Notes in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of this Note.

        Each Noteholder or Beneficial Owner of a Note, by its acceptance of a Note, or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Sellers, the Servicer, the Depositor or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

        Each Noteholder or Beneficial Owner of a Note, by its acceptance of a Note or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Beneficial Owner will not at any time institute against the Depositor, the Sellers, the Servicer, GMAC Mortgage Group, Inc. or the Issuer, or join in any institution against the Depositor, the Sellers, the Servicer, GMAC Mortgage Group, Inc. or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

        The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer. Each Noteholder of a Note, by its acceptance of a Note (and each Beneficial Owner of a Note by its acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

        Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in the name of which this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

        The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture Trustee and the rights of the Noteholders of the Series 2001-HLTV1 Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Credit Enhancer and the Noteholders of Notes representing a majority of the aggregate Note Balance of the Notes then
Outstanding and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the Noteholders of Notes representing specified percentages of the Note Balances of the Series 2001-HLTV1 Notes, on behalf of the Noteholders of all Series 2001-HLTV1 Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one of more predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders of the Series 2001-HLTV1 Notes issued thereunder but with prior notice to the Rating Agencies and the Credit Enhancer.

        The term "Issuer" as used in this Note includes any successor or the Issuer under the Indenture.

        The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

        The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

        This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

        No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

        Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, The Bank of New York in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or the performance of, or the failure to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note, by its acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, such Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

        IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Note to be duly executed.




                             GMACM HOME LOAN TRUST 2001-HLTV1



                             By:  WILMINGTON   TRUST   COMPANY,   not   in  its
                                  individual   capacity  but  solely  as  Owner
                                  Trustee

Dated:  January 30, 2001

                             By:
                                  --------------------------------------
                                           Authorized Signatory





                          CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.



                            THE BANK OF NEW YORK,
                            not in its individual capacity but solely as Indenture Trustee



                            By:
                                 --------------------------------------
                                          Authorized Signatory

Dated: January 30, 2001

                                   ASSIGNMENT

Social  Security  or  taxpayer  I.D. or other  identifying  number of  assignee:
_______________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto

________________________________________
 (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ___________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                  */
        ------------------------------      ----------------------------
                                            Signature Guaranteed:

                                           ____________________________ */


--------
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLERS, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE OR GMAC MORTGAGE GROUP, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE OTHER BASIC DOCUMENTS.

THE HOLDER OF THIS NOTE IS DEEMED TO HAVE REPRESENTED THAT THE ACQUISITION OF THIS NOTE BY THE HOLDER DOES NOT CONSTITUTE OR GIVE RISE TO A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, FOR WHICH NO STATUTORY, REGULATORY OR ADMINISTRATIVE EXEMPTION IS AVAILABLE.

                               GMACM HOME LOAN TRUST 2001-HLTV1

                        GMACM Home Loan-Backed Term Note, Class A-I-2

Registered                                       Initial Note Balance:
                                                 $26,379,000

No. R-1                                          Note Rate: 6.04%

                                                 CUSIP NO. 36185H CT 8

        GMACM Home Loan Trust 2001-HLTV1, a business trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of twenty-six million, three hundred seventy-nine thousand dollars ($26,379,000), payable on each Payment Date in an amount equal to the pro rata portion allocable hereto (based on the Initial Note Balance specified above and the Initial Note Balance of all Class A-I-2 Notes) of the aggregate amount, if any, payable from the Note Payment Account in respect of principal of the Class A-I-2 Notes (the "Notes") pursuant to Section
3.05 of the indenture dated as of January 30, 2001 (the "Indenture"), between the Issuer and The Bank of New York, as indenture trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Payment Date in September 2026, to the extent not previously paid on a prior Payment Date. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Indenture.

        Interest on the Notes will be paid monthly on each Payment Date at the Note Rate for the related Interest Period. The Note Rate for this Note will be a fixed rate equal to 6.04% per annum. Interest on this Note will accrue for each Payment Date during the calendar month preceding the month in which such Payment Date occurs. Interest will be computed on the basis of a 360-day year consisting of twelve 30 day months. Principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

        Principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

        Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

        Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

        This Note is one of a duly authorized issue of Notes of the Issuer, designated as its GMACM Home Loan-Backed Term Notes, Series 2001-HLTV1 (the "Series 2001-HLTV1 Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders of the Series 2001-HLTV1 Notes. The Series 2001-HLTV1 Notes are subject to all terms of the Indenture.

        The Series 2001-HLTV1 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

        This  Note  is  entitled  to  the   benefits  of  an   irrevocable   and
unconditional financial guaranty insurance policy issued by Ambac Assurance Corporation.

        Principal of and interest on this Note will be payable on each Payment Date, commencing on February 26, 2001, as described in the Indenture. "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, then the next succeeding Business Day.

        The entire unpaid principal amount of this Note shall be due and payable in full on the Payment Date in September 2026 pursuant to the Indenture, to the extent not previously paid on a prior Payment Date. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, then the Indenture Trustee, the Credit Enhancer or the Noteholders of Notes representing not less than a majority of the aggregate Note Balance of the Notes, with the consent of the Credit Enhancer, may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Notes shall be made pro rata to the Noteholders of Notes entitled thereto.

        Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the related Noteholder on the preceding Record Date, by wire transfer to an account specified in writing by such Noteholder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or, if no such instructions have been delivered to the Indenture Trustee, by check or money order to such Noteholder mailed to such Noteholder's address as it appears in the Note Register, the amount required to be distributed to such Noteholder on such Payment Date pursuant to such Noteholder's Notes; provided, however, that the Indenture Trustee shall not pay to such Noteholder any amount required to be withheld from a payment to such Noteholder by the Code. Any reduction in the principal amount of this Note (or any one or more predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the address specified in such notice of final payment.

        As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the Corporate Trust Office of the Indenture Trustee, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and thereupon one or more new Notes in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of this Note.

        Each Noteholder or Beneficial Owner of a Note, by its acceptance of a Note, or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Sellers, the Servicer, the Depositor or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

        Each Noteholder or Beneficial Owner of a Note, by its acceptance of a Note or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Beneficial Owner will not at any time institute against the Depositor, the Sellers, the Servicer, GMAC Mortgage Group, Inc. or the Issuer, or join in any institution against the Depositor, the Sellers, the Servicer, GMAC Mortgage Group, Inc. or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

        The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer. Each Noteholder of a Note, by its acceptance of a Note (and each Beneficial Owner of a Note by its acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

        Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in the name of which this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

        The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture Trustee and the rights of the Noteholders of the Series 2001-HLTV1 Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Credit Enhancer and the Noteholders of Notes representing a majority of the aggregate Note Balance of the Notes then
Outstanding and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the Noteholders of Notes representing specified percentages of the Note Balances of the Series 2001-HLTV1 Notes, on behalf of the Noteholders of all Series 2001-HLTV1 Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one of more predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders of the Series 2001-HLTV1 Notes issued thereunder but with prior notice to the Rating Agencies and the Credit Enhancer.

        The term "Issuer" as used in this Note includes any successor or the Issuer under the Indenture.

        The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders of Notes under the Indenture.

        The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

        This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

        No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

        Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, The Bank of New York in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or the performance of, or the failure to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note, by its acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, such Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

        IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Note to be duly executed.


                              GMACM HOME LOAN TRUST 2001-HLTV1



                              By:  WILMINGTON   TRUST   COMPANY,   not   in  its
                                   individual   capacity  but  solely  as  Owner
                                   Trustee

Dated:  January 30, 2001

                              By:
                                   --------------------------------------
                                            Authorized Signatory





                          CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.



                             THE BANK OF NEW YORK,
                             not in its individual capacity but solely as Indenture Trustee

Dated: January 30, 2001

                             By:
                                  --------------------------------------
                                           Authorized Signatory

                                   ASSIGNMENT

Social  Security  or  taxpayer  I.D. or other  identifying  number of  assignee:
_______________

    FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto

  _________________________________
 (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ___________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                  */
        ------------------------------      ----------------------------
                                            Signature Guaranteed:

                                            ____________________________*/



--------
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLERS, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE OR GMAC MORTGAGE GROUP, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE OTHER BASIC DOCUMENTS.

THE HOLDER OF THIS NOTE IS DEEMED TO HAVE REPRESENTED THAT THE ACQUISITION OF THIS NOTE BY THE HOLDER DOES NOT CONSTITUTE OR GIVE RISE TO A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, FOR WHICH NO STATUTORY, REGULATORY OR ADMINISTRATIVE EXEMPTION IS AVAILABLE.

                               GMACM HOME LOAN TRUST 2001-HLTV1

                        GMACM Home Loan-Backed Term Note, Class A-I-3

Registered                                  Initial Note Balance:
                                            $41,965,000

No. R-1                                     Note Rate:  6.27%

                                            CUSIP NO. 36185H CU 5

        GMACM Home Loan Trust 2001-HLTV1, a business trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of forty-one million nine hundred sixty-five thousand dollars ($41,965,000), payable on each Payment Date in an amount equal to the pro rata portion allocable hereto (based on the Initial Note Balance specified above and the Initial Note Balance of all Class A-I-3 Notes) of the aggregate amount, if any, payable from the Note Payment Account in respect of principal of the Class A-I-3 Notes (the "Notes") pursuant to Section

3.05 of the indenture dated as of January 30, 2001 (the "Indenture"), between the Issuer and The Bank of New York, as indenture trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Payment Date in September 2026, to the extent not previously paid on a prior Payment Date. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Indenture.

        Interest on the Notes will be paid monthly on each Payment Date at the Note Rate for the related Interest Period. The Note Rate for this Note will be a fixed rate equal to 6.27% per annum. Interest on this Note will accrue for each Payment Date during the calendar month preceding the month in which such Payment Date occurs. Interest will be computed on the basis of a 360-day year consisting of twelve 30 day months. Principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

        Principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

        Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

        Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

        This Note is one of a duly authorized issue of Notes of the Issuer, designated as its GMACM Home Loan-Backed Term Notes, Series 2001-HLTV1 (the "Series 2001-HLTV1 Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders of the Series 2001-HLTV1 Notes. The Series 2001-HLTV1 Notes are subject to all terms of the Indenture.

        The Series 2001-HLTV1 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

        This  Note  is  entitled  to  the   benefits  of  an   irrevocable   and
unconditional financial guaranty insurance policy issued by Ambac Assurance Corporation.

        Principal of and interest on this Note will be payable on each Payment Date, commencing on February 26, 2001, as described in the Indenture. "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, then the next succeeding Business Day.

        The entire unpaid principal amount of this Note shall be due and payable in full on the Payment Date in September 2026 pursuant to the Indenture, to the extent not previously paid on a prior Payment Date. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, then the Indenture Trustee, the Credit Enhancer or the Noteholders of Notes representing not less than a majority of the aggregate Note Balance of the Notes, with the consent of the Credit Enhancer, may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Notes shall be made pro rata to the Noteholders of Notes entitled thereto.

        Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the related Noteholder on the preceding Record Date, by wire transfer to an account specified in writing by such Noteholder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or, if no such instructions have been delivered to the Indenture Trustee, by check or money order to such Noteholder mailed to such Noteholder's address as it appears in the Note Register, the amount required to be distributed to such Noteholder on such Payment Date pursuant to such Noteholder's Notes; provided, however, that the Indenture Trustee shall not pay to such Noteholder any amount required to be withheld from a payment to such Noteholder by the Code. Any reduction in the principal amount of this Note (or any one or more predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the address specified in such notice of final payment.

        As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the Corporate Trust Office of the Indenture Trustee, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and thereupon one or more new Notes in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of this Note.

        Each Noteholder or Beneficial Owner of a Note, by its acceptance of a Note, or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Sellers, the Servicer, the Depositor or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

        Each Noteholder or Beneficial Owner of a Note, by its acceptance of a Note or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Beneficial Owner will not at any time institute against the Depositor, the Sellers, the Servicer, GMAC Mortgage Group, Inc. or the Issuer, or join in any institution against the Depositor, the Sellers, the Servicer, GMAC Mortgage Group, Inc. or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

        The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer. Each Noteholder of a Note, by its acceptance of a Note (and each Beneficial Owner of a Note by its acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

        Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in the name of which this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

        The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture Trustee and the rights of the Noteholders of the Series 2001-HLTV1 Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Credit Enhancer and the Noteholders of Notes representing a majority of the aggregate Note Balance of the Notes then
Outstanding and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the Noteholders of Notes representing specified percentages of the Note Balances of the Series 2001-HLTV1 Notes, on behalf of the Noteholders of all Series 2001-HLTV1 Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one of more predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders of the Series 2001-HLTV1 Notes issued thereunder but with prior notice to the Rating Agencies and the Credit Enhancer.

        The term "Issuer" as used in this Note includes any successor or the Issuer under the Indenture.

        The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders of Notes under the Indenture.

        The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

        This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

        No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

        Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, The Bank of New York in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or the performance of, or the failure to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note, by its acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, such Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

        IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Note to be duly executed.


                             GMACM HOME LOAN TRUST 2001-HLTV1



                             By:  WILMINGTON   TRUST   COMPANY,   not   in  its
                                  individual   capacity  but  solely  as  Owner
                                  Trustee

Dated:  January 30, 2001

                             By:
                                  --------------------------------------
                                           Authorized Signatory





                          CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.



                             THE BANK OF NEW YORK,
                             not in its individual capacity but solely as Indenture Trustee

Dated: January 30, 2001

                             By:
                                  --------------------------------------
                                           Authorized Signatory

                                   ASSIGNMENT

Social  Security  or  taxpayer  I.D. or other  identifying  number of  assignee:
_______________

    FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto

  _______________________________
 (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ___________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                 */
        ------------------------------      ---------------------------
                                            Signature Guaranteed:

                                            ____________________________*/



--------
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLERS, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE OR GMAC MORTGAGE GROUP, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE OTHER BASIC DOCUMENTS.

THE HOLDER OF THIS NOTE IS DEEMED TO HAVE REPRESENTED THAT THE ACQUISITION OF THIS NOTE BY THE HOLDER DOES NOT CONSTITUTE OR GIVE RISE TO A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, FOR WHICH NO STATUTORY, REGULATORY OR ADMINISTRATIVE EXEMPTION IS AVAILABLE.

                               GMACM HOME LOAN TRUST 2001-HLTV1

                        GMACM Home Loan-Backed Term Note, Class A-I-4

Registered                                     Initial Note Balance:
                                               $17,163,000

No. R-1                                        Note Rate: 6.44%

                                               CUSIP NO. 36185H CV 3

        GMACM Home Loan Trust 2001-HLTV1, a business trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of seventeen million one hundred sixty-three thousand dollars ($17,163,000), payable on each Payment Date in an amount equal to the pro rata portion allocable hereto (based on the Initial Note Balance specified above and the Initial Note Balance of all Class A-I-4 Notes) of the aggregate amount, if any, payable from the Note Payment Account in respect of principal of the Class A-I-4 Notes (the "Notes") pursuant to Section

3.05 of the indenture dated as of January 30, 2001 (the "Indenture"), between the Issuer and The Bank of New York, as indenture trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Payment Date in September 2026, to the extent not previously paid on a prior Payment Date. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Indenture.

        Interest on the Notes will be paid monthly on each Payment Date at the Note Rate for the related Interest Period. The Note Rate for this Note will be a fixed rate equal to 6.44% per annum. Interest on this Note will accrue for each Payment Date during the calendar month preceding the month in which such Payment Date occurs. Interest will be computed on the basis of a 360-day year consisting of twelve 30 day months. Principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

        Principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

        Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

        Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

        This Note is one of a duly authorized issue of Notes of the Issuer, designated as its GMACM Home Loan-Backed Term Notes, Series 2001-HLTV1 (the "Series 2001-HLTV1 Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders of the Series 2001-HLTV1 Notes. The Series 2001-HLTV1 Notes are subject to all terms of the Indenture.

        The Series 2001-HLTV1 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

        This  Note  is  entitled  to  the   benefits  of  an   irrevocable   and
unconditional financial guaranty insurance policy issued by Ambac Assurance Corporation.

        Principal of and interest on this Note will be payable on each Payment Date, commencing on February 26, 2001, as described in the Indenture. "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, then the next succeeding Business Day.

        The entire unpaid principal amount of this Note shall be due and payable in full on the Payment Date in September 2026 pursuant to the Indenture, to the extent not previously paid on a prior Payment Date. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, then the Indenture Trustee, the Credit Enhancer or the Noteholders of Notes representing not less than a majority of the aggregate Note Balance of the Notes, with the consent of the Credit Enhancer, may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Notes shall be made pro rata to the Noteholders of Notes entitled thereto.

        Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the related Noteholder on the preceding Record Date, by wire transfer to an account specified in writing by such Noteholder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or, if no such instructions have been delivered to the Indenture Trustee, by check or money order to such Noteholder mailed to such Noteholder's address as it appears in the Note Register, the amount required to be distributed to such Noteholder on such Payment Date pursuant to such Noteholder's Notes; provided, however, that the Indenture Trustee shall not pay to such Noteholder any amount required to be withheld from a payment to such Noteholder by the Code. Any reduction in the principal amount of this Note (or any one or more predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the address specified in such notice of final payment.

        As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the Corporate Trust Office of the Indenture Trustee, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and thereupon one or more new Notes in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of this Note.

        Each Noteholder or Beneficial Owner of a Note, by its acceptance of a Note, or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Sellers, the Servicer, the Depositor or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

        Each Noteholder or Beneficial Owner of a Note, by its acceptance of a Note or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Beneficial Owner will not at any time institute against the Depositor, the Sellers, the Servicer, GMAC Mortgage Group, Inc. or the Issuer, or join in any institution against the Depositor, the Sellers, the Servicer, GMAC Mortgage Group, Inc. or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

        The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer. Each Noteholder of a Note, by its acceptance of a Note (and each Beneficial Owner of a Note by its acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

        Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in the name of which this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

        The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture Trustee and the rights of the Noteholders of the Series 2001-HLTV1 Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Credit Enhancer and the Noteholders of Notes representing a majority of the aggregate Note Balance of the Notes then
Outstanding and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the Noteholders of Notes representing specified percentages of the Note Balances of the Series 2001-HLTV1 Notes, on behalf of the Noteholders of all Series 2001-HLTV1 Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one of more predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders of the Series 2001-HLTV1 Notes issued thereunder but with prior notice to the Rating Agencies and the Credit Enhancer.

        The term "Issuer" as used in this Note includes any successor or the Issuer under the Indenture.

        The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders of Notes under the Indenture.

        The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

        This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

        No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

        Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, The Bank of New York in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or the performance of, or the failure to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note, by its acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, such Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

        IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Note to be duly executed.


                              GMACM HOME LOAN TRUST 2001-HLTV1



                              By:  WILMINGTON   TRUST   COMPANY,   not   in  its
                                   individual   capacity  but  solely  as  Owner
                                   Trustee

Dated:  January 30, 2001

                              By:
                                   --------------------------------------
                                            Authorized Signatory





                          CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.



                             THE BANK OF NEW YORK,
                             not in its individual capacity but solely as Indenture Trustee

Dated: January 30, 2001

                             By:
                                  --------------------------------------
                                           Authorized Signatory

                                   ASSIGNMENT

Social  Security  or  taxpayer  I.D. or other  identifying  number of  assignee:
_______________

    FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto

 ______________________________________
 (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ___________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                 */
        ------------------------------      ---------------------------
                                            Signature Guaranteed:

                                           ____________________________*/


--------
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLERS, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE OR GMAC MORTGAGE GROUP, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE OTHER BASIC DOCUMENTS.

THE HOLDER OF THIS NOTE IS DEEMED TO HAVE REPRESENTED THAT THE ACQUISITION OF THIS NOTE BY THE HOLDER DOES NOT CONSTITUTE OR GIVE RISE TO A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, FOR WHICH NO STATUTORY, REGULATORY OR ADMINISTRATIVE EXEMPTION IS AVAILABLE.

                               GMACM HOME LOAN TRUST 2001-HLTV1

                        GMACM Home Loan-Backed Term Note, Class A-I-5

Registered                                        Initial Note Balance:
                                                  $30,678,000

No. R-1                                           Note Rate: 6.63%

                                                  CUSIP NO. 36185H CW 1

        GMACM Home Loan Trust 2001-HLTV1, a business trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of thirty million six hundred seventy-eight thousand dollars ($30,678,000), payable on each Payment Date in an amount equal to the pro rata portion allocable hereto (based on the Initial Note Balance specified above and the Initial Note Balance of all Class A-I-5 Notes) of the aggregate amount, if any, payable from the Note Payment Account in respect of principal of the Class A-I-5 Notes (the "Notes") pursuant to Section
3.05 of the indenture dated as of January 30, 2001 (the "Indenture"), between the Issuer and The Bank of New York, as indenture trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Payment Date in September 2026, to the extent not previously paid on a prior Payment Date. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Indenture.

        Interest on the Notes will be paid monthly on each Payment Date at the Note Rate for the related Interest Period. The Note Rate for this Note will be a fixed rate equal to 6.63% per annum. Interest on this Note will accrue for each Payment Date during the calendar month preceding the month in which such Payment Date occurs. Interest will be computed on the basis of a 360-day year consisting of twelve 30 day months. Principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

        Principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

        Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

        Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

        This Note is one of a duly authorized issue of Notes of the Issuer, designated as its GMACM Home Loan-Backed Term Notes, Series 2001-HLTV1 (the "Series 2001-HLTV1 Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders of the Series 2001-HLTV1 Notes. The Series 2001-HLTV1 Notes are subject to all terms of the Indenture.

        The Series 2001-HLTV1 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

        This  Note  is  entitled  to  the   benefits  of  an   irrevocable   and
unconditional financial guaranty insurance policy issued by Ambac Assurance Corporation.

        Principal of and interest on this Note will be payable on each Payment Date, commencing on February 26, 2001, as described in the Indenture. "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, then the next succeeding Business Day.

        The entire unpaid principal amount of this Note shall be due and payable in full on the Payment Date in September 2026 pursuant to the Indenture, to the extent not previously paid on a prior Payment Date. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, then the Indenture Trustee, the Credit Enhancer or the Noteholders of Notes representing not less than a majority of the aggregate Note Balance of the

Notes, with the consent of the Credit Enhancer, may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Notes shall be made pro rata to the Noteholders of Notes entitled thereto.

        Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the related Noteholder on the preceding Record Date, by wire transfer to an account specified in writing by such Noteholder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or, if no such instructions have been delivered to the Indenture Trustee, by check or money order to such Noteholder mailed to such Noteholder's address as it appears in the Note Register, the amount required to be distributed to such Noteholder on such Payment Date pursuant to such Noteholder's Notes; provided, however, that the Indenture Trustee shall not pay to such Noteholder any amount required to be withheld from a payment to such Noteholder by the Code. Any reduction in the principal amount of this Note (or any one or more predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the address specified in such notice of final payment.

        As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the Corporate Trust Office of the Indenture Trustee, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and thereupon one or more new Notes in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of this Note.

        Each Noteholder or Beneficial Owner of a Note, by its acceptance of a Note, or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Sellers, the Servicer, the Depositor or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

        Each Noteholder or Beneficial Owner of a Note, by its acceptance of a Note or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Beneficial Owner will not at any time institute against the Depositor, the Sellers, the Servicer, GMAC Mortgage Group, Inc. or the Issuer, or join in any institution against the Depositor, the Sellers, the Servicer, GMAC Mortgage Group, Inc. or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

        The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer. Each Noteholder of a Note, by its acceptance of a Note (and each Beneficial Owner of a Note by its acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

        Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in the name of which this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

        The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture Trustee and the rights of the Noteholders of the Series 2001-HLTV1 Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Credit Enhancer and the Noteholders of Notes representing a majority of the aggregate Note Balance of the Notes then
Outstanding and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the Noteholders of Notes representing specified percentages of the Note Balances of the Series 2001-HLTV1 Notes, on behalf of the Noteholders of all Series 2001-HLTV1 Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one of more predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders of the Series 2001-HLTV1 Notes issued thereunder but with prior notice to the Rating Agencies and the Credit Enhancer.

        The term "Issuer" as used in this Note includes any successor or the Issuer under the Indenture.

        The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders of Notes under the Indenture.

        The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

        This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

        No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

        Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, The Bank of New York in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or the performance of, or the failure to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note, by its acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, such Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

        IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Note to be duly executed.


                            GMACM HOME LOAN TRUST 2001-HLTV1



                            By:  WILMINGTON   TRUST   COMPANY,   not   in  its
                                 individual   capacity  but  solely  as  Owner
                                 Trustee

Dated:  January 30, 2001

                            By:
                                 --------------------------------------
                                          Authorized Signatory





                          CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.



                             THE BANK OF NEW YORK,
                             not in its individual capacity but solely as Indenture Trustee

Dated: January 30, 2001

                             By:
                                  --------------------------------------
                                           Authorized Signatory

                                   ASSIGNMENT

Social  Security  or  taxpayer  I.D. or other  identifying  number of  assignee:
_______________

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto

 ___________________________________
 (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ___________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                    */
        ------------------------------      ------------------------------
                                            Signature Guaranteed:

                                            ______________________________*/


--------
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLERS, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE OR GMAC MORTGAGE GROUP, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE OTHER BASIC DOCUMENTS.

THE HOLDER OF THIS NOTE IS DEEMED TO HAVE REPRESENTED THAT THE ACQUISITION OF THIS NOTE BY THE HOLDER DOES NOT CONSTITUTE OR GIVE RISE TO A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, FOR WHICH NO STATUTORY, REGULATORY OR ADMINISTRATIVE EXEMPTION IS AVAILABLE.

                               GMACM HOME LOAN TRUST 2001-HLTV1

                        GMACM Home Loan-Backed Term Note, Class A-I-6

Registered                                  Initial Note Balance:
                                            $42,404,000

No. R-1                                     Note Rate: 6.90%

                                            CUSIP NO. 36185H CX 9

        GMACM Home Loan Trust 2001-HLTV1, a business trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of forty-two million four hundred four thousand dollars ($42,404,000), payable on each Payment Date in an amount equal to the pro rata portion allocable hereto (based on the Initial Note Balance specified above and the Initial Note Balance of all Class A-I-6 Notes) of the aggregate amount, if any, payable from the Note Payment Account in respect of principal of the Class A-I-6 Notes (the "Notes") pursuant to Section 3.05 of the indenture dated as of January 30, 2001 (the "Indenture"), between the Issuer and

The Bank of New York, as indenture trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Payment Date in September 2026, to the extent not previously paid on a prior Payment Date. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Indenture.

        Interest on the Notes will be paid monthly on each Payment Date at the Note Rate for the related Interest Period. The Note Rate for this Note will be a fixed rate equal to 6.90% per annum. Interest on this Note will accrue for each Payment Date during the calendar month preceding the month in which such Payment Date occurs. Interest will be computed on the basis of a 360-day year consisting of twelve 30 day months. Principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

        Principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

        Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

        Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

        This Note is one of a duly authorized issue of Notes of the Issuer, designated as its GMACM Home Loan-Backed Term Notes, Series 2001-HLTV1 (the "Series 2001-HLTV1 Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders of the Series 2001-HLTV1 Notes. The Series 2001-HLTV1 Notes are subject to all terms of the Indenture.

        The Series 2001-HLTV1 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

        This  Note  is  entitled  to  the   benefits  of  an   irrevocable   and
unconditional financial guaranty insurance policy issued by Ambac Assurance Corporation.

        Principal of and interest on this Note will be payable on each Payment Date, commencing on February 26, 2001, as described in the Indenture. "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, then the next succeeding Business Day.

        The entire unpaid principal amount of this Note shall be due and payable in full on the Payment Date in September 2026 pursuant to the Indenture, to the extent not previously paid on a prior Payment Date. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, then the Indenture Trustee, the Credit Enhancer or the Noteholders of Notes representing not less than a majority of the aggregate Note Balance of the Notes, with the consent of the Credit Enhancer, may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Notes shall be made pro rata to the Noteholders of Notes entitled thereto.

        Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the related Noteholder on the preceding Record Date, by wire transfer to an account specified in writing by such Noteholder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or, if no such instructions have been delivered to the Indenture Trustee, by check or money order to such Noteholder mailed to such Noteholder's address as it appears in the Note Register, the amount required to be distributed to such Noteholder on such Payment Date pursuant to such Noteholder's Notes; provided, however, that the Indenture Trustee shall not pay to such Noteholder any amount required to be withheld from a payment to such Noteholder by the Code. Any reduction in the principal amount of this Note (or any one or more predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the address specified in such notice of final payment.

        As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the Corporate Trust Office of the Indenture Trustee, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and thereupon one or more new Notes in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of this Note.

        Each Noteholder or Beneficial Owner of a Note, by its acceptance of a Note, or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Sellers, the Servicer, the Depositor or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

        Each Noteholder or Beneficial Owner of a Note, by its acceptance of a Note or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Beneficial Owner will not at any time institute against the Depositor, the Sellers, the Servicer, GMAC Mortgage Group, Inc. or the Issuer, or join in any institution against the Depositor, the Sellers, the Servicer, GMAC Mortgage Group, Inc. or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

        The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer. Each Noteholder of a Note, by its acceptance of a Note (and each Beneficial Owner of a Note by its acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

        Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in the name of which this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

        The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture Trustee and the rights of the Noteholders of the Series 2001-HLTV1 Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Credit Enhancer and the Noteholders of Notes representing a majority of the aggregate Note Balance of the Notes then
Outstanding and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the Noteholders of Notes representing specified percentages of the Note Balances of the Series 2001-HLTV1 Notes, on behalf of the Noteholders of all Series 2001-HLTV1 Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one of more predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders of the Series 2001-HLTV1 Notes issued thereunder but with prior notice to the Rating Agencies and the Credit Enhancer.

        The term "Issuer" as used in this Note includes any successor or the Issuer under the Indenture.

        The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders of Notes under the Indenture.

        The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

        This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

        No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

        Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, The Bank of New York in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or the performance of, or the failure to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note, by its acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, such Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

        IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Note to be duly executed.


                              GMACM HOME LOAN TRUST 2001-HLTV1



                              By:  WILMINGTON   TRUST   COMPANY,   not   in  its
                                   individual   capacity  but  solely  as  Owner
                                   Trustee

Dated:  January 30, 2001

                              By:
                                   --------------------------------------
                                            Authorized Signatory





                          CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.



                                 THE BANK OF NEW YORK,
                                 not in its individual capacity but solely as Indenture Trustee

Dated: January 30, 2001

                                 By:
                                      --------------------------------------
                                               Authorized Signatory

                                   ASSIGNMENT

Social  Security  or  taxpayer  I.D. or other  identifying  number of  assignee:
_______________

    FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto

 ____________________________________-
 (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ___________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                      */
        ------------------------------      --------------------------------
                                            Signature Guaranteed:

                                            ________________________________*/



--------
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLERS, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE OR GMAC MORTGAGE GROUP, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE OTHER BASIC DOCUMENTS.

THE HOLDER OF THIS NOTE IS DEEMED TO HAVE REPRESENTED THAT THE ACQUISITION OF THIS NOTE BY THE HOLDER DOES NOT CONSTITUTE OR GIVE RISE TO A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, FOR WHICH NO STATUTORY, REGULATORY OR ADMINISTRATIVE EXEMPTION IS AVAILABLE.

                               GMACM HOME LOAN TRUST 2001-HLTV1

                        GMACM Home Loan-Backed Term Note, Class A-I-7

Registered                                      Initial Note Balance:
                                                $59,245,000

No. R-1                                         Note Rate: 7.21%

                                                CUSIP NO. 36185H CY 7

        GMACM Home Loan Trust 2001-HLTV1, a business trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of fifty-nine million two hundred forty-five thousand dollars ($59,245,000), payable on each Payment Date in an amount equal to the pro rata portion allocable hereto (based on the Initial Note Balance specified above and the Initial Note Balance of all Class A-I-7 Notes) of the aggregate amount, if any, payable from the Note Payment Account in respect of principal of the Class A-I-7 Notes (the "Notes") pursuant to Section

3.05 of the indenture dated as of January 30, 2001 (the "Indenture"), between the Issuer and The Bank of New York, as indenture trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Payment Date in September 2026, to the extent not previously paid on a prior Payment Date. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Indenture.

        Interest on the Notes will be paid monthly on each Payment Date at the Note Rate for the related Interest Period. The Note Rate for this Note will be a fixed rate equal to 7.21% per annum. Notwithstanding the foregoing, the Note Rate on this Note will increase by 0.50% to 7.71% per annum beginning with the first Interest Period for the Class A-I-7 Notes commencing after the first Payment Date on which the Principal Balance of the Home Loans is less than 10% of the initial Pool Balance. Interest on this Note will accrue for each Payment Date during the calendar month preceding the month in which such Payment Date occurs. Interest will be computed on the basis of a 360-day year consisting of twelve 30 day months. Principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

        Principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

        Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

        Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

        This Note is one of a duly authorized issue of Notes of the Issuer, designated as its GMACM Home Loan-Backed Term Notes, Series 2001-HLTV1 (the "Series 2001-HLTV1 Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders of the Series 2001-HLTV1 Notes. The Series 2001-HLTV1 Notes are subject to all terms of the Indenture.

        The Series 2001-HLTV1 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

        This  Note  is  entitled  to  the   benefits  of  an   irrevocable   and
unconditional financial guaranty insurance policy issued by Ambac Assurance Corporation.

        Principal of and interest on this Note will be payable on each Payment Date, commencing on February 26, 2001, as described in the Indenture. "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, then the next succeeding Business Day.

        The entire unpaid principal amount of this Note shall be due and payable in full on the Payment Date in September 2026 pursuant to the Indenture, to the extent not previously paid on a prior Payment Date. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, then the Indenture Trustee, the Credit Enhancer or the Noteholders of Notes representing not less than a majority of the aggregate Note Balance of the Notes, with the consent of the Credit Enhancer, may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Notes shall be made pro rata to the Noteholders of Notes entitled thereto.

        Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the related Noteholder on the preceding Record Date, by wire transfer to an account specified in writing by such Noteholder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or, if no such instructions have been delivered to the Indenture Trustee, by check or money order to such Noteholder mailed to such Noteholder's address as it appears in the Note Register, the amount required to be distributed to such Noteholder on such Payment Date pursuant to such Noteholder's Notes; provided, however, that the Indenture Trustee shall not pay to such Noteholder any amount required to be withheld from a payment to such Noteholder by the Code. Any reduction in the principal amount of this Note (or any one or more predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the address specified in such notice of final payment.

        As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the Corporate Trust Office of the Indenture Trustee, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and thereupon one or more new Notes in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of this Note.

        Each Noteholder or Beneficial Owner of a Note, by its acceptance of a Note, or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Sellers, the Servicer, the Depositor or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

        Each Noteholder or Beneficial Owner of a Note, by its acceptance of a Note or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Beneficial Owner will not at any time institute against the Depositor, the Sellers, the Servicer, GMAC Mortgage Group, Inc. or the Issuer, or join in any institution against the Depositor, the Sellers, the Servicer, GMAC Mortgage Group, Inc. or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

        The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer. Each Noteholder of a Note, by its acceptance of a Note (and each Beneficial Owner of a Note by its acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

        Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in the name of which this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

        The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture Trustee and the rights of the Noteholders of the Series 2001-HLTV1 Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Credit Enhancer and the Noteholders of Notes representing a majority of the aggregate Note Balance of the Notes then
Outstanding and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the Noteholders of Notes representing specified percentages of the Note Balances of the Series 2001-HLTV1 Notes, on behalf of the Noteholders of all Series 2001-HLTV1 Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one of more predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders of the Series 2001-HLTV1 Notes issued thereunder but with prior notice to the Rating Agencies and the Credit Enhancer.
        The term "Issuer" as used in this Note includes any successor or the Issuer under the Indenture.

        The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders of Notes under the Indenture.

        The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

        This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

        No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

        Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, The Bank of New York in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or the performance of, or the failure to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note, by its acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, such Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

        IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Note to be duly executed.


                             GMACM HOME LOAN TRUST 2001-HLTV1



                             By:  WILMINGTON   TRUST   COMPANY,   not   in  its
                                  individual   capacity  but  solely  as  Owner
                                  Trustee

Dated:  January 30, 2001

                             By:
                                  --------------------------------------
                                   Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.



                               THE BANK OF NEW YORK,
                               not in its individual capacity but solely as Indenture Trustee

Dated: January 30, 2001

                               By:
                                    --------------------------------------
                                             Authorized Signatory

                                   ASSIGNMENT

Social  Security  or  taxpayer  I.D. or other  identifying  number of  assignee:
_______________

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto

  ______________________________________
 (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ___________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                        */
        ------------------------------      ----------------------------------
                                            Signature Guaranteed:

                                            __________________________________*/



--------
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLERS, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE OR GMAC MORTGAGE GROUP, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE OTHER BASIC DOCUMENTS.

THE HOLDER OF THIS NOTE IS DEEMED TO HAVE REPRESENTED THAT THE ACQUISITION OF THIS NOTE BY THE HOLDER DOES NOT CONSTITUTE OR GIVE RISE TO A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, FOR WHICH NO STATUTORY, REGULATORY OR ADMINISTRATIVE EXEMPTION IS AVAILABLE.

                               GMACM HOME LOAN TRUST 2001-HLTV1

                  GMACM Home Loan-Backed Term Note, Class A-II

Registered                                    Initial Note Balance:
                                              $25,000,000

No. R-1                                       Note Rate: 6.95%

                                              CUSIP NO. 36185H CZ 4

        GMACM Home Loan Trust 2001-HLTV1, a business trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of twenty-five million dollars ($25,000,000), payable on each Payment Date in an amount equal to the pro rata portion allocable hereto (based on the Initial Note Balance specified above and the Initial Note Balance of all Class A-II Notes) of the aggregate amount, if any, payable from the Note Payment Account in respect of principal of the Class A-II Notes (the "Notes") pursuant to Section 3.05 of the indenture dated as of

January 30, 2001 (the "Indenture"), between the Issuer and The Bank of New York, as indenture trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Payment Date in September 2026, to the extent not previously paid on a prior Payment Date. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Indenture.

        Interest on the Notes will be paid monthly on each Payment Date at the Note Rate for the related Interest Period. The Note Rate for this Note will be a fixed rate equal to 6.95% per annum. Notwithstanding the foregoing, the Note Rate on this Note will increase by 0.50% to 7.45% per annum beginning with the first Interest Period for the Class A-II Notes commencing after the first Payment Date on which the Principal Balance of the Home Loans is less than 10% of the initial Pool Balance. Interest on this Note will accrue for each Payment Date during the calendar month preceding the month in which such Payment Date occurs. Interest will be computed on the basis of a 360-day year consisting of twelve 30 day months. Principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

        Principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

        Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

        Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

        This Note is one of a duly authorized issue of Notes of the Issuer, designated as its GMACM Home Loan-Backed Term Notes, Series 2001-HLTV1 (the "Series 2001-HLTV1 Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders of the Series 2001-HLTV1 Notes. The Series 2001-HLTV1 Notes are subject to all terms of the Indenture.

        The Series 2001-HLTV1 Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

        This  Note  is  entitled  to  the   benefits  of  an   irrevocable   and
unconditional financial guaranty insurance policy issued by Ambac Assurance Corporation.

        Principal of and interest on this Note will be payable on each Payment Date, commencing on February 26, 2001, as described in the Indenture. "Payment Date" means the twenty-fifth day of each month, or, if any such date is not a Business Day, then the next succeeding Business Day.

        The entire unpaid principal amount of this Note shall be due and payable in full on the Payment Date in September 2026 pursuant to the Indenture, to the extent not previously paid on a prior Payment Date. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, then the Indenture Trustee, the Credit Enhancer or the Noteholders of Notes representing not less than a majority of the aggregate Note Balance of the Notes, with the consent of the Credit Enhancer, may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Notes shall be made pro rata to the Noteholders of Notes entitled thereto.

        Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the related Noteholder on the preceding Record Date, by wire transfer to an account specified in writing by such Noteholder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or, if no such instructions have been delivered to the Indenture Trustee, by check or money order to such Noteholder mailed to such Noteholder's address as it appears in the Note Register, the amount required to be distributed to such Noteholder on such Payment Date pursuant to such Noteholder's Notes; provided, however, that the Indenture Trustee shall not pay to such Noteholder any amount required to be withheld from a payment to such Noteholder by the Code. Any reduction in the principal amount of this Note (or any one or more predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the address specified in such notice of final payment.

        As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the Corporate Trust Office of the Indenture Trustee, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and thereupon one or more new Notes in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of this Note.

        Each Noteholder or Beneficial Owner of a Note, by its acceptance of a Note, or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Sellers, the Servicer, the Depositor or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

        Each Noteholder or Beneficial Owner of a Note, by its acceptance of a Note or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Beneficial Owner will not at any time institute against the Depositor, the Sellers, the Servicer, GMAC Mortgage Group, Inc. or the Issuer, or join in any institution against the Depositor, the Sellers, the Servicer, GMAC Mortgage Group, Inc. or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

        The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer. Each Noteholder of a Note, by its acceptance of a Note (and each Beneficial Owner of a Note by its acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

        Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in the name of which this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

        The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture Trustee and the rights of the Noteholders of the Series 2001-HLTV1 Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Credit Enhancer and the Noteholders of Notes representing a majority of the aggregate Note Balance of the Notes then
Outstanding and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the Noteholders of Notes representing specified percentages of the Note Balances of the Series 2001-HLTV1 Notes, on behalf of the Noteholders of all Series 2001-HLTV1 Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the

Noteholder of this Note (or any one of more predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Noteholders of the Series 2001-HLTV1 Notes issued thereunder but with prior notice to the Rating Agencies and the Credit Enhancer.

        The term "Issuer" as used in this Note includes any successor or the Issuer under the Indenture.

        The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders of Notes under the Indenture.

        The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

        This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

        No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

        Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, The Bank of New York in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or the performance of, or the failure to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note, by its acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, such Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

        IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Note to be duly executed.


                              GMACM HOME LOAN TRUST 2001-HLTV1



                              By:  WILMINGTON   TRUST   COMPANY,   not   in  its
                                   individual   capacity  but  solely  as  Owner
                                   Trustee

Dated:  January 30, 2001

                              By:
                                   --------------------------------------
                                            Authorized Signatory





                          CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.



                           THE BANK OF NEW YORK,
                           not in its individual capacity but solely as Indenture Trustee

Dated: January 30, 2001

                           By:
                                --------------------------------------
                                         Authorized Signatory


--------
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                   ASSIGNMENT

Social  Security  or  taxpayer  I.D. or other  identifying  number of  assignee:
_______________

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto

 ______________________________________
 (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ___________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                    */
        ------------------------------      ------------------------------
                                            Signature Guaranteed:

                                            ______________________________*/